UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-22559
                                                    -----------

                      First Trust Exchange-Traded Fund IV
        ----------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
        ----------------------------------------------------------------
                    (Name and address of agent for service)

       registrant's telephone number, including area code: (630) 765-8000
                                                          ----------------

                      Date of fiscal year end: October 31
                                              ------------

                   Date of reporting period: October 31, 2013
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORT TO STOCKHOLDERS.

The registrant's annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:


FIRST TRUST

First Trust Exchange-Traded Fund IV
----------------------------------------------

First Trust North American
Energy Infrastructure Fund
(EMLP)

Annual Report
October 31, 2013


ENERGY INCOME PARTNERS, LLC
---------------------------

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013

Shareholder Letter ..........................................................  1
Fund Performance Overview ...................................................  2
Portfolio Commentary ........................................................  4
Understanding Your Fund Expenses ............................................  6
Portfolio of Investments ....................................................  7
Statement of Assets and Liabilities .........................................  9
Statement of Operations ..................................................... 10
Statements of Changes in Net Assets ......................................... 11
Financial Highlights ........................................................ 12
Notes to Financial Statements ............................................... 13
Report of Independent Registered Public Accounting Firm ..................... 19
Additional Information ...................................................... 20
Board of Trustees and Officers .............................................. 22
Privacy Policy .............................................................. 24

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Energy Income Partners, LLC ("EIP" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report for First Trust North America Energy Infrastructure Fund (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

             FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust North American Energy Infrastructure Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the twelve months covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

------------------------------------------------------------------------------------------
PERFORMANCE
------------------------------------------------------------------------------------------
                                                 AVERAGE ANNUAL            CUMULATIVE
                                                  TOTAL RETURNS          TOTAL RETURNS
                              1 Year Ended    Inception (06/20/12)    Inception (06/20/12)
                                10/31/13           to 10/31/13            to 10/31/13

FUND PERFORMANCE
NAV                              13.54%              15.26%                  21.38%
Market Price                     13.65%              15.54%                  21.78%

INDEX PERFORMANCE
Blended Benchmark(1)             13.51%              14.76%                  20.66%
S&P 500 Index                    27.18%              23.57%                  33.47%
------------------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund. "Average annual total returns" represent the average annual change in value of an investment over the periods indicated. "Cumulative total returns" represent the total change in value of an investment over the periods indicated.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

-----------------------------

1 The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index, which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that dividends are reinvested when they are received.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP) (CONTINUED)


-----------------------------------------------------------
PORTFOLIO INDUSTRY ALLOCATION AS OF OCTOBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION               LONG-TERM INVESTMENTS
Pipelines                                     49.1%
Electric                                      27.9
Gas                                           15.2
Coal                                           2.8
Transportation                                 2.4
Retail                                         1.6
Oil & Gas                                      1.0
                                            -------
      Total                                  100.0%
                                            =======


-----------------------------------------------------------
TOP TEN PORTFOLIO HOLDINGS AS OF OCTOBER 31, 2013
-----------------------------------------------------------
                                           % OF TOTAL
SECURITY                              LONG-TERM INVESTMENTS
Enbridge Energy Management, LLC                7.91%
Kinder Morgan Management, LLC                  7.54
Southern (The) Co.                             4.91
Duke Energy Corp.                              4.33
NextEra Energy, Inc.                           4.16
Kinder Morgan, Inc.                            3.89
Dominion Resources, Inc.                       3.62
UGI Corp.                                      3.17
TransCanada Corp.                              3.12
Northeast Utilities                            3.11
                                            --------
      Total                                   45.76%
                                            ========




                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                        JUNE 20, 2012 - OCTOBER 31, 2013

            First Trust North American       Blended        S&P 500
            Energy Infrastructure Fund     Benchmark(1)      Index
6/20/12              $10,000                $10,000         $10,000
10/31/12              10,690                 10,630          10,495
4/30/13               12,380                 12,243          12,008
10/31/13              12,137                 12,067          13,346


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period June 21, 2012 (commencement of trading) through October 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
6/21/12 - 10/31/12               78           4          0          0           9          0           0          0
11/1/12 - 10/31/13              226           2          0          0          24          0           0          0

-----------------------------

1 The Blended Benchmark consists of the following two indices: 50% of the Philadelphia Stock Exchange Utility Index which is a market capitalization weighted index composed of geographically diverse public U.S. utility stocks; and 50% of the Alerian MLP Total Return Index which is a float-adjusted, capitalization-weighted composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Indices are unmanaged and an investor cannot invest directly in an index. All index returns assume that dividends are reinvested when they are received.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013

                                  SUB-ADVISOR

ENERGY INCOME PARTNERS, LLC

Energy Income Partners, LLC ("EIP or the "Sub-Advisor"), Westport, CT, serves as the investment sub-advisor to the First Trust North American Energy Infrastructure Fund ("EMLP" or the "Fund"). EIP was founded in 2003 and provides professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, utilities and Canadian income equities. EIP mainly focuses on investments in energy-related infrastructure assets such as pipelines, petroleum storage and terminals and power transmission and distribution that receive fee-based or regulated income from their corporate and individual customers. EIP has approximately $4.1 billion of assets under management or supervision, as of October 31, 2013. Private funds advised by EIP include a partnership for U.S. high net worth individuals and a master-and-feeder fund for institutions. EIP also manages separately managed accounts, provides its model portfolio to unified managed accounts, and serves as a sub-advisor to three closed-end management companies. EIP is a registered investment advisor with the Securities and Exchange Commission.

                           PORTFOLIO MANAGEMENT TEAM

JAMES J. MURCHIE - FOUNDER AND CEO OF ENERGY INCOME PARTNERS, LLC
EVA PAO - PRINCIPAL OF ENERGY INCOME PARTNERS, LLC

                                   COMMENTARY

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND

The investment objective of the Fund is to seek total return. The Fund pursues its objective by investing at least 80% of its net assets under normal market conditions, (plus the amount of any borrowing for investment purposes) in equity securities of companies engaged in the energy infrastructure sector. These companies principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian income equities, pipeline companies, utilities and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies"). The Fund will be generally concentrated in Energy Infrastructure Companies. Under normal market conditions, the Fund will invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of companies headquartered or incorporated in the United States and Canada. There can be no assurance that the Fund's investment objective will be achieved. The Fund may not be appropriate for all investors.

MARKET RECAP

As measured by the Alerian MLP Total Return Index ("MLP Index") and the Philadelphia Stock Exchange Utility Index ("UTY Index"), the total return for energy-related MLPs and utilities for the fiscal year ended October 31, 2013 was 19.60% and 7.22%, respectively. These figures are according to data collected from Alerian Capital Management and Bloomberg. As measured by the Standard & Poor's 500 Index ("S&P 500"), the broader equity market over the same period was 27.18%. While share appreciation can be volatile in the short term, EIP believes that share appreciation will approximate growth in per share quarterly dividends and cash distributions over the long term. Over the last 10 years, growth in per share MLP distributions and utility dividends has averaged 6.8% and 5.6%, respectively. Over the last 12 months, growth in per share cash distributions of MLPs and utilities was 7.0% and 4.6%, respectively (source: Alerian Capital Management and Bloomberg).

PERFORMANCE ANALYSIS

On a net asset value ("NAV") basis, the Fund provided a total return1 of 13.54%, including the reinvestment of dividends, for the fiscal year ended October 31, 2013. This compares, according to collected data, to a total return of 13.51%2 for the average of the two indices (19.60% for the MLP Index and 7.22% for the UTY Index), and 27.18% for the S&P 500.

The Fund declared quarterly distributions during the fiscal year as follows:
$0.139 per share in December 2012; $0.1721 per share in March 2013; $0.195 per share in June 2013, and; $0.2002 per share in September 2013. Over the last twelve months, the Fund grew its net assets from $101 million to $433 million, for the fiscal year ended October 31, 2013.

-----------------------------

1 Total return is based on the combination of reinvested dividends, capital gains and return of capital distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share for net asset value returns and changes in Common Share price for market value returns. Total returns do not reflect sales load. Past performance is not indicative of future results.

2 The total return is the monthly rebalanced return for the MLP Index and UTY Index.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013


The Fund's NAV total return of 13.54% is in-line with the 13.51% average return of the MLP Index and UTY Index. Generally, the Fund's non-MLP positions outperformed their corresponding index (the UTY Index) while the Fund's MLP positions underperformed their corresponding index (the MLP Index). As a result, the non-MLP outperformance was offset by the MLP underperformance; therefore, the Fund as a whole remained in-line with the average of the two indices. The non-MLP positions in the Fund outperformed the UTY index partly due to overweight positions in MLP parents such as Spectra Energy Corp., and UGI Corp., as well as having no position (or an underweight position) in utilities such as First Energy and Exelon Corp whose price performance contributed negatively to the UTY Index. The MLP portion of the portfolio underperformed the MLP Index in part due to overweight positions in Kinder Morgan Management LLC and Enbridge Management LLC, which underperformed the MLP Index. When comparing the Fund's performance versus the broader equity market, the Fund was impacted negatively by the weak relative performance of the MLP Index and the UTY Index during the latter half of the fiscal period, reversing the previous 6-month outperformance of the S&P 500 relative to these indices.

MARKET AND FUND OUTLOOK

The MLP asset class has experienced 16 IPOs in 2013 as of October 31, 2013. There has also been a healthy level of secondary financing activity for MLPs during the period as they continue to fund their ongoing investments in new pipelines, processing and storage facilities. There have been 58 secondary offerings for MLPs in 2013 as of October 31, 2013, which raised $17.3 billion. In 2012, there were 67 secondary equity offerings for MLPs that raised $25 billion (source: Barclays Capital). The combination of equity and debt raised approximately $41.1 billion so far in 2013, which represents about 9.7% of the roughly $424 billion of MLP market capitalization. Since MLPs pay out virtually all their free cash flow each quarter, this capital raising is, for the most part, a reflection of the capital investment and acquisition activity in the asset class.

Capital spending for utilities also continues to increase. Capital expenditures for the 20 companies that comprise the UTY Index were $62 billion for the first three quarters of 2013. Annualizing this number would result in an estimate of about $83 billion for the year. This compares to $76 billion in 2011 and about $80 billion in 2012. EIP believes this growth in expenditures is in response to needs such as reliability, interconnection, modernization and growing demand. These capital investments are supported, in part, by federal and state regulations that allow companies to recoup investments made in their rate structure.

The Fund continues to aim to be invested in energy infrastructure securities with mostly non-cyclical cash flows, investment-grade ratings, conservative balance sheets, modest and/or flexible organic growth commitments and liquidity on their revolving lines of credit. Since the Fund invests in securities that tend to have high dividend payout ratios (as measured versus earnings), securities with unpredictable cyclical cash flows make a poor fit, in EIP's opinion. While there are some businesses within the Fund's portfolio with cyclical cash flows, they are usually small and analyzed in the context of each company's financial and operating leverage and payout ratio.

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)

UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2013 (UNAUDITED)

As a shareholder of First Trust North American Energy Infrastructure Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended October 31, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS         SIX-MONTH
                                                    MAY 1, 2013      OCTOBER 31, 2013     IN THE PERIOD        PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND
Actual                                              $1,000.00          $  980.40             0.95%                $4.74
Hypothetical (5% return before expenses)            $1,000.00          $1,020.42             0.95%                $4.84

(a) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2013 through October 31, 2013), multiplied by 184/365 (to reflect the one-half-year period).

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

SHARES      DESCRIPTION                           VALUE
-----------------------------------------------------------
            COMMON STOCKS -- 73.7%
            ELECTRIC UTILITIES -- 20.9%
   255,296  Duke Energy Corp.                 $  18,312,382
   192,828  Emera, Inc. (CAD)                     5,685,065
   141,451  Fortis, Inc. (CAD)                    4,399,613
    81,695  ITC Holdings Corp.                    8,217,700
   207,325  NextEra Energy, Inc.                 17,570,794
   306,507  Northeast Utilities                  13,146,085
    70,179  NRG Yield, Inc., Class A (a)          2,485,740
   506,800  Southern (The) Co.                   20,733,188
                                              -------------
                                                 90,550,567
                                              -------------
            GAS UTILITIES -- 6.5%
    62,149  Atmos Energy Corp.                    2,751,336
    95,074  Laclede Group (The), Inc.             4,475,133
   318,382  Questar Corp.                         7,532,918
   324,267  UGI Corp.                            13,414,926
                                              -------------
                                                 28,174,313
                                              -------------
            MULTI-UTILITIES -- 11.7%
    73,631  ATCO Ltd., Class I (CAD)              3,417,258
   149,932  Canadian Utilities Ltd., Class A
               (CAD)                              5,508,939
   240,035  Dominion Resources, Inc.             15,302,231
   177,766  National Grid PLC, ADR               11,186,814
   138,960  NiSource, Inc.                        4,380,019
    24,594  Sempra Energy                         2,241,497
   208,995  Wisconsin Energy Corp.                8,800,780
                                              -------------
                                                 50,837,538
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               34.6%
 1,172,299  Enbridge Energy Management,
               LLC (b)                           33,433,968
   372,546  Enbridge Income Fund Holdings,
               Inc. (CAD)                         8,343,115
   203,561  Enbridge, Inc.                        8,832,512
   258,376  Inter Pipeline Ltd. (CAD)             6,495,022
    37,692  Keyera Corp. (CAD)                    2,230,467
   422,940  Kinder Morgan Management,
               LLC (b)                           31,855,841
   465,669  Kinder Morgan, Inc.                  16,442,772
   159,031  Pembina Pipeline Corp. (CAD)          5,217,907
   314,531  Spectra Energy Corp.                 11,187,868
   291,993  TransCanada Corp.                    13,171,804
   351,516  Williams (The) Cos., Inc.            12,552,636
                                              -------------
                                                149,763,912
                                              -------------
            TOTAL COMMON STOCKS -- 73.7%        319,326,330
            (Cost $310,857,793)               -------------


UNITS       DESCRIPTION                           VALUE
-----------------------------------------------------------
            MASTER LIMITED PARTNERSHIPS --
               23.9%
            GAS UTILITIES -- 2.6%
   147,525  AmeriGas Partners, L.P.           $   6,648,952
    92,106  Suburban Propane Partners, L.P.       4,391,614
                                              -------------
                                                 11,040,566
                                              -------------
            OIL, GAS & CONSUMABLE FUELS --
               21.3%
    21,850  Access Midstream Partners, L.P.       1,169,849
    34,506  Alliance Holdings GP, L.P.            2,057,938
   108,412  Alliance Resource Partners, L.P.      8,229,555
   150,026  El Paso Pipeline Partners, L.P.       6,085,055
    66,122  Energy Transfer Equity, L.P.          4,469,186
   120,761  Energy Transfer Partners, L.P.        6,396,710
   105,062  Enterprise Products Partners, L.P.    6,648,323
    63,815  EQT Midstream Partners, L.P.          3,358,584
   122,609  Holly Energy Partners, L.P.           3,903,871
    75,471  Magellan Midstream Partners, L.P.     4,531,279
    62,531  Natural Resource Partners, L.P.       1,338,163
    67,417  NGL Energy Partners, L.P.             2,120,939
   118,068  ONEOK Partners, L.P.                  6,348,516
    16,280  Phillips 66 Partners, L.P.              547,008
   105,951  Plains All American Pipeline, L.P.    5,426,810
   147,664  Spectra Energy Partners, L.P.         6,455,870
   130,030  TC Pipelines, L.P.                    6,632,830
   243,456  Teekay LNG Partners, L.P.            10,103,424
   152,949  TransMontaigne Partners, L.P.         6,452,918
                                              -------------
                                                 92,276,828
                                              -------------
            TOTAL MASTER LIMITED
               PARTNERSHIPS -- 23.9%            103,317,394
            (Cost $92,246,032)                -------------

            TOTAL INVESTMENTS -- 97.6%          422,643,724
            (Cost $403,103,825) (c)
            NET OTHER ASSETS AND
               LIABILITIES -- 2.4%               10,455,639
                                              -------------
            NET ASSETS -- 100.0%              $ 433,099,363
                                              =============

(a)   Non-income producing security.

(b)   Non-income producing security which pays in-kind distributions.

(c) Aggregate cost for federal income tax purposes is $404,086,580. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $26,068,681 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,511,537.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

                        See Notes to Financial Statements                 Page 7

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

Level 1 - Quoted Prices
Level 2 - Other Significant Observable Inputs
Level 3 - Significant Unobservable Inputs

 INVESTMENTS            LEVEL 1       LEVEL 2      LEVEL 3
------------------------------------------------------------
Common Stocks*       $319,326,330    $      --    $      --
Master Limited
   Partnerships*      103,317,394           --           --
                     ---------------------------------------
Total Investments    $422,643,724    $      --    $      --
                     =======================================

* See Portfolio of Investments for industry breakout.


All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

Page 8                  See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value ....................................................    $  422,643,724
Cash......................................................................         1,302,249
Receivables:
   Investment securities sold ............................................         7,926,306
   Dividends .............................................................         1,558,306
   Reclaims ..............................................................            12,867
                                                                              --------------
      TOTAL ASSETS .......................................................       433,443,452
                                                                              --------------
LIABILITIES:
Due to custodian foreign currency ........................................                12
Payables:
   Investment advisory fees ..............................................           344,077
                                                                              --------------
     TOTAL LIABILITIES ...................................................           344,089
                                                                              --------------
NET ASSETS ...............................................................    $  433,099,363
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital ..........................................................    $  414,357,157
Par value ................................................................           185,050
Accumulated net investment income (loss) .................................          (461,076)
Accumulated net realized gain (loss) on investments
   and foreign currency transactions .....................................          (521,679)
Net unrealized appreciation (depreciation) on investments
    and foreign currency translation .....................................        19,539,911
                                                                              --------------
NET ASSETS ...............................................................    $  433,099,363
                                                                              ==============
NET ASSET VALUE, per share................................................    $        23.40
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) ................................        18,505,000
                                                                              ==============
Investments, at cost .....................................................    $  403,103,825
                                                                              ==============

                        See Notes to Financial Statements                 Page 9

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2013

INVESTMENT INCOME:
Dividends ................................................................    $    6,749,058
Foreign tax withholding ..................................................          (246,315)
                                                                              --------------
   Total investment income ...............................................         6,502,743
                                                                              --------------

EXPENSES:
Investment advisory fees .................................................         2,764,621
                                                                              --------------
   Total expenses ........................................................         2,764,621
                                                                              --------------
NET INVESTMENT INCOME (LOSS) .............................................         3,738,122
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments ...........................................................       (1,933,001)
   In-kind redemptions ...................................................         6,130,885
   Foreign currency transactions .........................................           (9,247)
                                                                              --------------
Net realized gain (loss) .................................................         4,188,637
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments ...........................................................        18,228,941
   Foreign currency translation ..........................................               156
                                                                              --------------
Net change in unrealized appreciation (depreciation) .....................        18,229,097
                                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ..................................        22,417,734
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................................    $   26,155,856
                                                                              ==============


Page 10                 See Notes to Financial Statements

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                          FOR THE PERIOD
                                                                                  FOR THE                  6/20/2012 (a)
                                                                                YEAR ENDED                    THROUGH
                                                                                10/31/2013                  10/31/2012
                                                                              --------------              --------------
OPERATIONS:
   Net investment income (loss)                                               $    3,738,122              $      165,387
   Net realized gain (loss)                                                        4,188,637                     (56,540)
   Net change in unrealized appreciation (depreciation)                           18,229,097                   1,310,814
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting from operations                26,155,856                   1,419,661
                                                                              --------------              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                          (9,654,102)                   (163,487)
   Return of capital                                                                      --                    (194,563)
                                                                              --------------              --------------
   Total distributions to shareholders                                            (9,654,102)                   (358,050)
                                                                              --------------              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold                                                     358,468,996                 100,047,069
   Cost of shares redeemed                                                       (42,980,067)                         --
                                                                              --------------              --------------
   Net increase (decrease) in net assets resulting from shareholder
      transactions                                                               315,488,929                 100,047,069
                                                                              --------------              --------------
   Total increase (decrease) in net assets                                       331,990,683                 101,108,680

NET ASSETS:
   Beginning of period                                                           101,108,680                          --
                                                                              --------------              --------------
   End of period                                                              $  433,099,363              $  101,108,680
                                                                              ==============              ==============
   Accumulated net investment income (loss) at end of period                  $    (461,076)              $           --
                                                                              ==============              ==============
CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period                                         4,755,000                          --
   Shares sold                                                                    15,600,000                   4,755,000
   Shares redeemed                                                                (1,850,000)                         --
                                                                              --------------              --------------
   Shares outstanding, end of period                                              18,505,000                   4,755,000
                                                                              ==============              ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to provide initial capital required by SEC rules.

                        See Notes to Financial Statements                Page 11

FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                FOR THE PERIOD
                                                                  FOR THE        6/20/2012 (a)
                                                                 YEAR ENDED        THROUGH
                                                                 10/31/2013       10/31/2012
                                                               --------------   --------------
Net asset value, beginning of period                             $    21.26       $    19.99
                                                                 ----------       ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           0.39             0.05
Net realized and unrealized gain (loss)                                2.46             1.33
                                                                 ----------       ----------
Total from investment operations                                       2.85             1.38
                                                                 ----------       ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                 (0.71)           (0.05)
Return of capital                                                        --            (0.06)
                                                                 ----------       ----------
Total distributions                                                   (0.71)           (0.11)
                                                                 ----------       ----------
Net asset value, end of period                                   $    23.40       $    21.26
                                                                 ==========       ==========
TOTAL RETURN (b)                                                      13.54%            6.90%

     RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $  433,099       $  101,109
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          0.95%            0.95% (c)
Ratio of net investment income (loss) to average net assets            1.28%            0.89% (c)
Portfolio turnover rate (d)                                              22%               3%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established. First Trust Portfolios L.P. seeded the First Trust North American Energy Infrastructure Fund on June 1, 2012 in order to provide initial capital required by SEC rules.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

Page 12                 See Notes to Financial Statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds that are currently offering shares. This report covers the First Trust North American Energy Infrastructure Fund (the "Fund") which trades under the ticker EMLP on the NYSE Arca, Inc. ("NYSE Arca"). Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The investment objective of the Fund is to seek total return. The Fund invests in energy infrastructure companies which principally include publicly-traded master limited partnerships and limited liability companies taxed as partnerships ("MLPs"), MLP affiliates, Canadian Income Equities, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipelines, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries (collectively, "Energy Infrastructure Companies").

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. All securities and other assets of the Fund initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The Fund's securities will be valued as follows:

      Common stocks, MLPs, and other equity securities listed on any national or foreign exchange (excluding the NASDAQ(R) Stock Market, LLC ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at the closing bid price.

      Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013

to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3)    closed-end fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, if any, is recorded on the accrual basis.

Distributions received from the Fund's investments in MLPs generally are comprised of return of capital and investment income. The Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded. For the year ended October 31, 2013, distributions of $4,424,949 received from MLPs have been reclassed as return of capital.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013

C. Foreign Currency

The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statement of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are shown in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statement of Operations.

D. Dividends and Distribution to Shareholders

Dividends from net investment income of the Fund, if any, are declared and paid quarterly, or as the Board of Trustees may determine from time to time. Distributions of net realized gains earned by the Fund, if any, are distributed at least annually.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the year ended October 31, 2013, and the period ended October 31, 2012, was as follows:


Distributions paid from:                             2013                 2012
Ordinary income...............................   $  9,654,102         $  163,487
Capital gain..................................             --                 --
Return of capital.............................             --            194,563

As of October 31, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:


Undistributed ordinary income.................   $         --
Accumulated capital and other gain (loss).....             --
Net unrealized appreciation (depreciation)....     18,557,144

E. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

During the year ended October 31, 2013, the Fund utilized non-expiring capital loss carryforwards in the amount of $66,183.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal year ended October 31, 2013, the Fund had no net ordinary losses.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. The taxable years ended 2012 and 2013 remain open to federal and state audit. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of income and gains on various investment securities held by the Fund and in-kind transactions. The results of operations and net assets were not affected by these adjustments. For the fiscal year ended October 31, 2013, the adjustments for the Fund were as follows:

                                   Accumulated
              Accumulated         Net Realized
            Net Investment         Gain (Loss)            Paid-in
             Income (Loss)       on Investments           Capital
            ---------------      ---------------      ---------------
              $ 5,454,904         $ (4,655,676)        $  (799,228)

F. Expenses

Expenses, other than the investment advisory fee and other excluded expenses, are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor") (See Note
3).

G. Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a Fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is currently evaluating the impact of the updated standards on the Fund's financial statements, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

The Fund and First Trust have retained Energy Income Partners, LLC ("Energy Income Partners" or the "Sub-Advisor"), an affiliate of First Trust, to serve as its investment sub-advisor. In this capacity, Energy Income Partners is responsible for the selection and on-going monitoring of the securities in the Fund's investment portfolio. Pursuant to the Investment Management Agreement, First Trust will supervise Energy Income Partners and its management of the investment of the Fund's assets and will pay Energy Income Partners for its services as the Fund's sub-advisor. First Trust will also be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets. Energy Income Partners receives a sub-advisory fee equal to 45% of any remaining monthly investment management fee paid to First Trust after the average Fund expenses accrued during the most recent twelve months are subtracted from the investment management fee in a given month.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of the Sub-Advisor and EIP Partners, LLC, an affiliate of the Sub-Advisor. In addition, as of November 29, 2012, FTCP purchased a preferred interest in the Sub-Advisor. The preferred interest is non-voting and does not share in the profits or losses of the Sub-Advisor. The Sub-Advisor may buy back any or all of FTCP's preferred interest at any time and FTCP may sell back to the Sub-Advisor up to 50% of its preferred interest on or after July 29, 2014 and any or all of its preferred interest after November 29, 2015.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the servicing agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities, excluding short-term investments and in-kind transactions for the Fund was $86,603,953 and $63,485,723, respectively.

For the year ended October 31, 2013, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $326,510,785 and $42,773,775, respectively.

                 5. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              6. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                                OCTOBER 31, 2013

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2015.

                               7. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              8. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there was the following subsequent event:

On December 17, 2013, the Fund declared a dividend of $0.2082 per share to Shareholders of record on December 20, 2013, payable December 31, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Exchange-Traded Fund
IV:

We have audited the accompanying statement of assets and liabilities of First Trust North American Energy Infrastructure Fund, a series of the First Trust Exchange-Traded Fund IV (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust North American Energy Infrastructure Fund as of October 31, 2013, and the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable year ended October 31, 2013, the following percentages of income dividends paid by the Fund qualify for the dividends received deduction available to corporations and are hereby designated as qualified dividend income:

        Dividends Received Deduction        Qualified Dividend Income
       ------------------------------     -----------------------------
                   48.64%                            69.31%


                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

MARKET RISK. Market risk is the risk that a particular security owned by the Fund, Shares of the Fund or securities in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-DIVERSIFICATION RISK. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issues.

ENERGY INFRASTRUCTURE COMPANIES RISK. The Fund invests in Energy Infrastructure Companies and is subject to certain risks inherent in investing in these types of securities. Energy Infrastructure Companies may be directly affected by energy commodity prices, especially those Energy Infrastructure Companies which own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids ("NGLs"), crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of Energy Infrastructure Companies. Energy Infrastructure Companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of Energy

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2013 (UNAUDITED)

Infrastructure Companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact Energy Infrastructure Companies.

Certain Energy Infrastructure Companies are subject to the imposition of rate caps, increased competition due to deregulation, the difficulty in obtaining an adequate return on invested capital or in financing large construction projects, the limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

MLP RISK. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

GEOGRAPHIC RISK. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

NON-U.S. SECURITIES. The Fund invests in securities of non-U.S. issuers, including non-U.S. dollar-denominated securities traded in Canada or other foreign countries and U.S. dollar-denominated securities of non-U.S. issuers traded in the United States. Such securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

CURRENCY RISK. Because the Fund's NAV is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up.

INTEREST RATE RISK. Rising interest rates could adversely impact the financial performance of MLPs, MLP-related entities and energy companies. Rising interest rates may increase an MLP's, MLP-related entity's or energy company's cost of capital, which would increase operating costs and may reduce an MLP's, MLP-related entity's or energy company's ability to execute acquisitions or expansion projects in a cost-effective manner. Rising interest rates may also impact the price of MLP units, MLP-related entity securities and energy company shares as the yields on alternative investments increase.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, Energy Income Partners will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objective.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
POSITION WITH THE FUND              APPOINTED                   DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton                     105        None
c/o First Trust Advisors L.P.                        Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,          o Since Inception   Real Estate Limited Partnership;
  Suite 400                                          Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Inception   (May 2007 to March 2010), ADM Investor                       Inc. and ADM
  Suite 400                                          Services, Inc. (Futures Commission                           Investor Services,
Wheaton, IL 60187                                    Merchant)                                                    International
D.O.B.: 11/57


Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 105        Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,          o Since Inception   Consulting)                                                  of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Indefinite Term   President and Chief Executive Officer             105        Director of
c/o First Trust Advisors L.P.                        (June 2012 to Present), Dew Learning LLC                     Covenant
120 East Liberty Drive,          o Since Inception   (Educational Products and Services);                         Transport Inc.
  Suite 400                                          President (June 2002 to June 2012), Covenant
Wheaton, IL 60187                                    College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010            105        None
Chairman of the Board                                to Present), President (until December
120 East Liberty Drive,          o Since Inception   2010), First Trust Advisors L.P. and First
  Suite 400                                          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH FUND              LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since Inception        L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to January 2011), First Trust
   Suite 400            Accounting Officer           o  Since Inception        Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o  Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o  Since Inception        (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o  Since Inception        First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o  Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                                and First Trust Portfolios L.P.
   Suite 400                                         o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o  Indefinite Term        Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                         o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o  Indefinite Term        Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                         o  Since Inception        First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70

-----------------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

          FIRST TRUST NORTH AMERICAN ENERGY INFRASTRUCTURE FUND (EMLP)
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISOR

Energy Income Partners, LLC
49 Riverside Avenue
Westport, CT 06880


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
----------------------------------------------

First Trust Tactical High
Yield ETF (HYLS)
(formerly known as First Trust
High Yield Long/Short ETF)


Annual Report
For the Period
February 25, 2013
(Commencement of Operations)
through October 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013

Shareholder Letter...........................................................  1
Fund Performance Overview ...................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  8
Portfolio of Investments ....................................................  9
Statement of Assets and Liabilities.......................................... 19
Statement of Operations...................................................... 20
Statement of Changes in Net Assets........................................... 21
Statement of Cash Flows...................................................... 22
Financial Highlights......................................................... 23
Notes to Financial Statements................................................ 24
Report of Independent Registered Public Accounting Firm...................... 31
Additional Information....................................................... 32
Board of Trustees and Officers............................................... 35
Privacy Policy............................................................... 37

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report for First Trust Tactical High Yield ETF (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund described in this report will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013

Dear Shareholders:


I am pleased to present you with the annual report (for the period February 25, 2013, to October 31, 2013) for your investment in First Trust Tactical High Yield ETF (the "Fund").

As a shareholder, twice a year you will receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, we compile the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the period covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust Advisors L.P. ("First Trust") believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)

The primary investment objective of the First Trust Tactical High Yield ETF ("HYLS" or the "Fund") is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. The Fund pursues its objectives by investing at least 80% of its net assets under normal market conditions, (plus the amount of any borrowing for investment purposes) in high yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. Below investment grade securities are those that, at the time of purchase, are rated lower than "BBB-" by Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc. ("S&P"), or lower than "Baa3" by Moody's Investors Service, Inc. ("Moody's"), or comparably rated by another nationally recognized statistical rating organization ("NRSRO"). High yield debt securities that are rated below investment grade are commonly referred to as "junk" debt. Such securities may include U.S. and non-U.S. corporate debt obligations, bank loans and convertible bonds. For purposes of determining whether a security is below investment grade, the lowest available rating will be considered. There can be no assurance that the Fund's investment objectives will be achieved. The Fund may not be appropriate for all investors.

--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                    CUMULATIVE TOTAL RETURNS
                                                      Inception (2/25/13)
                                                           to 10/31/13
FUND PERFORMANCE
NAV                                                          6.76%
Market Price                                                 7.69%

INDEX PERFORMANCE
Bank of America Merrill Lynch U.S. High Yield
   Master II Constrained Index                               4.58%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market return does not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the index. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS) (CONTINUED)

----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
----------------------------------------------------------
Health Care Providers & Services              9.2%
Hotels, Restaurants & Leisure                 8.1
Media                                         7.2
Wireless Telecommunication Services           6.9
Software                                      5.8
Food Products                                 5.3
Chemicals                                     4.7
Oil, Gas & Consumable Fuels                   4.5
Independent Power Producers &
   Energy Traders                             4.4
Pharmaceuticals                               4.3
Containers & Packaging                        3.9
Diversified Telecommunication
   Services                                   3.6
Building Products                             3.2
Metals & Mining                               2.9
Health Care Equipment & Supplies              2.5
Computers & Peripherals                       2.5
Auto Components                               2.1
Automobiles                                   2.0
Consumer Finance                              2.0
Life Sciences Tools & Services                1.7
Real Estate Investment Trusts                 1.5
Road & Rail                                   1.4
Trading Companies & Distributors              1.3
Leisure Equipment & Products                  1.1
Aerospace & Defense                           1.1
Diversified Financial Services                0.8
Semiconductors & Semiconductor
   Equipment                                  0.8
Real Estate Management &
   Development                                0.7
Commercial Services & Supplies                0.7
IT Services                                   0.6
Food & Staples Retailing                      0.5
Communications Equipment                      0.5
Health Care Technology                        0.4
Energy Equipment & Services                   0.4
Airlines                                      0.4
Diversified Consumer Services                 0.3
Machinery                                     0.3
Specialty Retail                              0.3
Electric Utilities                            0.1
                                           -------
      Total                                 100.0%
                                           =======


----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                       INVESTMENTS
Corporate Bonds                              76.9%
Senior Floating-Rate Loan Interests          14.2
Foreign Corporate Bonds                       8.9
                                           -------
      Total                                 100.0%
                                           =======


----------------------------------------------------------
                                         % OF TOTAL LONG
                                          FIXED-INCOME
CREDIT QUALITY (S&P RATINGS)(1)            INVESTMENTS
----------------------------------------------------------
BB                                           31.0%
B                                            58.6
CCC                                          10.3
NR                                            0.1
                                           -------
      Total                                 100.0%
                                           =======


----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
COUNTRY EXPOSURE                           INVESTMENTS
----------------------------------------------------------
United States                                90.3%
Luxembourg                                    2.1
Australia                                     1.9
Canada                                        1.4
United Kingdom                                1.0
Ireland                                       1.0
Brazil                                        0.7
France                                        0.5
South Korea                                   0.5
Japan                                         0.5
Singapore                                     0.1
                                           -------
      Total                                 100.0%
                                           =======

(1) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS) (CONTINUED)

                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                      FEBRUARY 25, 2013 - OCTOBER 31, 2013

                                           Bank of America Merrill Lynch
             First Trust Tactical U.S.          High Yield Master II
                  High Yield ETF                 Constrained Index

2/25/13              $10,000                          $10,000
4/30/13               10,403                           10,308
10/31/13              10,676                           10,458


Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.

FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period February 27, 2013 (commencement of trading) through October 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                             AT/ABOVE NAV                                   BELOW NAV
                              0.00%-      0.50%-     1.00%-                         0.00%-     0.50%-      1.00%-
FOR THE PERIOD                0.49%       0.99%      1.99%     >=2.00%              0.49%      0.99%       1.99%     >=2.00%
2/27/13 - 10/31/13              94          37          0          0                  37          5           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013


                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Investment Team is comprised of eleven experienced investment professionals specializing in below investment-grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2013, the First Trust Leveraged Finance Team managed or supervised approximately $1.2 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including a closed-end fund, an open-end fund, three exchange-traded funds, a series of unit investment trusts and an institutional separate account.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST TACTICAL HIGH YIELD ETF

The First Trust Tactical High Yield ETF (formerly known as First Trust High Yield Long/Short ETF) (the "Fund" or "HYLS") is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high-yield debt securities that are rated below investment grade at the time of purchase or unrated securities deemed by the Fund's advisor to be of comparable quality. This commentary discusses the 12-month market performance ended October 31, 2013, and the Fund performance for the period February 25, 2013 to October 31, 2013.

OVERALL MARKET RECAP

Capital markets were generally strong early over the 12-month period but experienced volatility throughout the summer as investors speculated on whether the Federal Reserve would begin to reduce its $85 billion per month Quantitative Easing ("QE") bond-buying economic stimulus program. Few investors expected the Federal Reserve to continue (in full) its QE bond buying at its September 18 meeting. While Treasury yields were up significantly from the lows early in the year, Treasury yields plummeted more than 15 basis points in that one day. In October, investors faced additional market uncertainty as the Federal government shutdown was a constant reminder of the wrangling in Washington, D.C. over a budget deal and the need to reach a consensus on the debt ceiling debate. Ultimately, the government's decision to revisit the continuing resolution/debt ceiling debate early next year coupled with the Federal Reserve maintaining its unprecedented bond buying binge, we believe, proved enough to leave fixed-income markets on solid footing in October.

High Yield Bond Market

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index returned 8.82% for the 12-month period ended October 31, 2013.

From a credit quality perspective, lower quality high-yield bonds outperformed higher quality high-yield bonds over the period. Lower quality CCC rated and below issues returned 16.04% in the period, which exceeded returns of higher quality B rated issues at 10.34% and BB rated issues at 5.91%. Average bond prices rose during the period, from $103.4 to $103.7.

Senior Loan Market

The S&P/LSTA Leveraged Loan 100 Index returned a fairly impressive 5.43% for the 12-month period ended October 31, 2013. Additionally, performance throughout the period was consistently positive with only two months posting negative performance.

Similar to the returns in high-yield bonds, lower credit-rated issues provided the strongest performance for the period. Lower quality CCC rated issues returned 12.51% over the period, significantly outperforming the returns of higher quality B rated issues at 5.33% and BB rated issues at 4.05%. The average price of loans in the market began the period at $96.4 and rose two points over the 12-month period to $97.9. The ending price was less than the high for the period which was $98.4 at the end of April 2013.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013


Credit Quality/Default Rates

One important factor that helped support the positive returns was the continuation of a strong credit environment. The trailing twelve-month default rate at the end of October 2013 was 1.91% for senior loans and 0.99% for high-yield bonds. The default rate remains well inside the long term historical average for both senior loans and high-yield bonds. The long term average default rate for senior loans is 3.28% (for the period March 1999 - October
2013), while the long term average default rate for high-yield bonds is 3.54% (for the period March 1999 - October 2013).

Two market trends that have helped keep default volumes in check have been solid corporate fundamentals and robust capital markets activity. Regarding corporate fundamentals, senior loan issuers that file their financial results publicly grew cash flows by approximately 6% year-over-year in the second quarter of 2013 (latest data available); this represents 16 straight quarters of cash flow growth. This extended period of cash flow growth has given companies the ability to strengthen their balance sheets. The second positive trend is the active capital markets which provided companies the opportunity to refinance near-term debt maturities with longer-dated paper with a lower coupon. This process of extending maturities may help alleviate a potential catalyst for future defaults and the lower coupon eases a company's interest burden. Senior loans maturing in 2014 stand at a mere $10.2 billion, down from $47.6 billion as of December 2012 and $140.3 billion as of year-end 2011. Overall, we believe that the combination of solid corporate performance and the extension of near-term debt maturities support our view that the default environment will remain modest. High-yield maturities in both 2013 or 2014 stand at just $6.2 billion, down from $34.4 billion as of December 2012. Overall, the combination of good corporate performance and a reduction in near-term maturities supports our view that the default environment will remain modest.

FUND PERFORMANCE

The Fund's inception date was February 25, 2013. The Fund's performance from inception through October 31, 2013 was 6.76%, which compares favorably to the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "benchmark") return of 4.58% over the same time period.

The Fund's most recent monthly distribution of $0.24 per share is $0.04/share lower than the initial distribution paid in March. The reduction in distribution during the period was due to our decision to reduce leverage in the portfolio in May. Reduced leverage, in light of increased interest rate and high-yield bond volatility, meant fewer income-producing securities in the Fund. In our opinion, high amounts of leverage was not prudent because of the spike in interest rates that occurred in May and lasted until the Federal Reserve's no-taper decision in September. While current income remains the primary investment objective, we are also focused on total return, and despite the strong performance of high-yield bonds and the Fund's lower leverage use, the Fund outperformed the benchmark. At the end of the period, the effective yield based on this distribution rate was 5.63%.

From a portfolio construction standpoint, the portfolio maintains an underweight position in the lowest credit quality issues (CCC rated and below) relative to the benchmark. While the Fund is underweight the benchmark in terms of CCC exposure, we have found compelling value in some CCC rated assets as the economy recovers. These assets tend to exhibit a higher income profile and we believe they have less interest rate risk than the highest credit quality assets because of their wider spreads over Treasuries. Additionally, the portfolio includes a weighting in senior loan holdings as we believe the floating-rate coupon of senior loans and their secured position within a company's capital structure provide a compelling opportunity to shorten duration and potentially reduce volatility, which may help enhance portfolio returns over time.

We are pleased with the performance of the Fund as it outperformed the benchmark over the reporting period. This outperformance was driven principally by asset selection relative to the benchmark, as well as the benefits of the short position in Treasuries (which mitigates some of the negative impact of rising interest rates). While the Fund's underweight position in the lowest credit quality issues (CCC rated and below) was a headwind to performance for the period, because these lower-quality assets outperformed, good individual asset selection and the tactical short position more than offset these headwinds.

MARKET AND FUND OUTLOOK

Today, we believe the most significant threat to traditional fixed-income investors is interest rate risk (duration risk). Anemic yields have reduced income to very low levels and investors simply aren't well compensated for this risk today. In fact, the yield per unit of duration (YTW/Duration) for the Barclays U.S. Aggregate Index (in other words, compensation for interest rate risk), stands at 41 basis points, while the long-term average is 143 basis points (Source: Barclays Capital, October 31, 2013). We believe that high-yield bonds will

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013


likely be strong in the fourth quarter as tapering is less likely to occur before early 2014, in our opinion. While a modest default environment and slow but positive economic growth provides a firm backdrop for high-yield bonds and senior loans, we are concerned that if interest rates move higher, as we believe they will, high-yield bonds will likely be pressured. Absent a sound duration management strategy, such as the one employed in the Fund, high-yield bonds are likely to be challenged alongside traditional fixed-income, although to a much lesser extent than traditional investment grade fixed-income. From a valuation standpoint, the high-yield market offered a spread to government Treasuries of comparable maturity of 429 basis points, which is less than the long-term average of 614 basis points (December 1997-October 2013). While the spreads are still tighter than the historical average, they remain wider than the tightest levels seen in the 2006 and 2007 timeframe, and should provide some insulation against rising rates when compared to other core fixed-income holdings.

Given the strategic nature of the Fund, as we evaluate new investment opportunities for the portfolio, decisions will continue to be rooted in our rigorous bottom-up credit analysis with a specific focus on the opportunities that offer the best risk and reward balance. Through this process, we expect the portfolio will continue to favor higher credit quality in relation to the benchmark.

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2013 (UNAUDITED)

As a shareholder of First Trust Tactical High Yield ETF (formerly known as First Trust High Yield Long/Short ETF) (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

---------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED
                                                                                          EXPENSE RATIO       EXPENSES PAID
                                                     BEGINNING            ENDING          BASED ON THE         DURING THE
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS         SIX-MONTH
                                                    MAY 1, 2013      OCTOBER 31, 2013     IN THE PERIOD        PERIOD (a)
---------------------------------------------------------------------------------------------------------------------------
FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
Actual                                              $1,000.00           $1,026.20             0.95%                $4.85
Hypothetical (5% return before expenses)            $1,000.00           $1,020.42             0.95%                $4.84

(a) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2013 through October 31, 2013), multiplied by 184/365 (to reflect the one-half year period).

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                          COUPON       MATURITY         VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
CORPORATE BONDS -- 77.6%

                  AEROSPACE & DEFENSE -- 0.9%
$        100,000  Alliant Techsystems, Inc. (a) ........................      5.25%       10/01/21    $      100,875
         400,000  Gencorp, Inc. (a) (b) ................................      7.13%       03/15/21           430,000
         100,000  Kratos Defense & Security Solutions, Inc. (b) ........     10.00%       06/01/17           109,500
                                                                                                      --------------
                                                                                                             640,375
                                                                                                      --------------

                  AGRICULTURAL PRODUCTS -- 0.9%
         250,000  Dole Food Co., Inc. (a) ..............................      7.25%       05/01/19           251,875
         375,000  Pinnacle Operating Corp. (a) .........................      9.00%       09/30/20           392,813
                                                                                                      --------------
                                                                                                             644,688
                                                                                                      --------------

                  AIRLINES -- 0.4%
         310,000  United Continental Holdings, Inc......................      6.38%       06/01/18           323,175
                                                                                                      --------------

                  ALTERNATIVE CARRIERS -- 0.5%
         400,000  DigitalGlobe, Inc. (a) (b) ...........................      5.25%       02/01/21           389,000
                                                                                                      --------------

                  ALUMINUM -- 1.0%
         695,000  Aleris International, Inc. (b) .......................      7.63%       02/15/18           741,044
                                                                                                      --------------

                  APPLICATION SOFTWARE -- 3.1%
         400,000  ACI Worldwide, Inc. (a) (b) ..........................      6.38%       08/15/20           419,000
         625,000  Audatex North America, Inc. (a) ......................      6.00%       06/15/21           648,437
         125,000  Audatex North America, Inc. (a) ......................      6.13%       11/01/23           127,500
         400,000  Epicor Software Corp..................................      8.63%       05/01/19           436,000
         350,000  Infor US, Inc. (b) ...................................      9.38%       04/01/19           397,250
         250,000  Nuance Communications, Inc. (a) ......................      5.38%       08/15/20           249,375
                                                                                                      --------------
                                                                                                           2,277,562
                                                                                                      --------------

                  AUTO PARTS & EQUIPMENT -- 1.0%
         425,000  American Axle & Manufacturing, Inc. (b) ..............      7.75%       11/15/19           482,375
         250,000  Dana Holding Corp.....................................      5.38%       09/15/21           256,875
                                                                                                      --------------
                                                                                                             739,250
                                                                                                      --------------

                  AUTOMOBILE MANUFACTURERS -- 1.4%
         900,000  Chrysler Group LLC / CG Co-Issuer, Inc. (b) ..........      8.25%       06/15/21         1,022,625
                                                                                                      --------------

                  AUTOMOTIVE RETAIL -- 0.1%
         100,000  Sonic Automotive, Inc.................................      5.00%       05/15/23            93,500
                                                                                                      --------------

                  BROADCASTING -- 5.5%
       1,450,000  Gray Television, Inc. (a) ............................      7.50%       10/01/20         1,526,125
         812,000  Nexstar Broadcasting, Inc. (a) .......................      6.88%       11/15/20           852,600
         495,000  Sinclair Television Group, Inc........................      5.38%       04/01/21           486,338
         900,000  Sinclair Television Group, Inc. (a) ..................      6.38%       11/01/21           931,500
         300,000  Univision Communications, Inc. (a) ...................      5.13%       05/15/23           298,500
                                                                                                      --------------
                                                                                                           4,095,063
                                                                                                      --------------

                        See Notes to Financial Statements                 Page 9

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                          COUPON       MATURITY         VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
CORPORATE BONDS (Continued)

                  BUILDING PRODUCTS -- 2.3%
$        500,000  Allegion US Holding Co., Inc. (a) ....................      5.75%       10/01/21    $      521,250
         125,000  American Builders & Contractors Supply Co.,
                     Inc. (a) ..........................................      5.63%       04/15/21           126,875
         300,000  BC Mountain LLC / BC Mountain Finance,
                     Inc. (a) (b) ......................................      7.00%       02/01/21           305,250
         250,000  Unifrax I LLC / Unifrax Holding Co. (a) (b) ..........      7.50%       02/15/19           253,750
         500,000  USG Corp. (a) ........................................      5.88%       11/01/21           510,625
                                                                                                      --------------
                                                                                                           1,717,750
                                                                                                      --------------

                  CABLE & SATELLITE -- 0.9%
         200,000  CCO Holdings LLC / CCO Holdings Capital
                     Corp. (a) (b) .....................................      5.25%       03/15/21           194,000
         500,000  Cequel Communications Holdings I LLC / Cequel
                     Capital Corp. (a) (b) .............................      5.13%       12/15/21           487,500
                                                                                                      --------------
                                                                                                             681,500
                                                                                                      --------------

                  CASINOS & GAMING -- 4.9%
         250,000  CityCenter Holdings LLC / CityCenter Finance
                     Corp. (b) (c) .....................................     10.75%       01/15/17           268,312
       1,100,000  MGM Resorts International (b) ........................      7.75%       03/15/22         1,251,250
         400,000  Pinnacle Entertainment, Inc. (b) .....................      7.50%       04/15/21           441,000
         750,000  PNK Finance Corp. (a) ................................      6.38%       08/01/21           791,250
         400,000  ROC Finance LLC / ROC Finance 1 Corp. (a) ............     12.13%       09/01/18           434,000
         385,000  Station Casinos LLC (b) ..............................      7.50%       03/01/21           414,838
                                                                                                      --------------
                                                                                                           3,600,650
                                                                                                      --------------

                  COMMERCIAL PRINTING -- 0.4%
         325,000  Cenveo Corp. (b) .....................................      8.88%       02/01/18           329,063
                                                                                                      --------------

                  COMMODITY CHEMICALS -- 1.2%
         900,000  Tronox Finance LLC (b) ...............................      6.38%       08/15/20           922,500
                                                                                                      --------------

                  CONSUMER FINANCE -- 1.9%
         125,000  Nationstar Mortgage LLC / Nationstar Capital
                     Corp...............................................      6.50%       08/01/18           130,000
         500,000  Nationstar Mortgage LLC / Nationstar Capital
                     Corp. (b) .........................................      6.50%       07/01/21           493,750
         150,000  Nationstar Mortgage LLC / Nationstar Capital
                     Corp...............................................      6.50%       06/01/22           147,188
         600,000  Provident Funding Associates LP / PFG Finance
                     Corp. (a) .........................................      6.75%       06/15/21           616,500
                                                                                                      --------------
                                                                                                           1,387,438
                                                                                                      --------------

                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.3%
         250,000  KB Home ..............................................      7.00%       12/15/21           258,125
                                                                                                      --------------

                  DIVERSIFIED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.8%
         325,000  IStar Financial, Inc. (b) ............................      9.00%       06/01/17           380,250
         250,000  IStar Financial, Inc..................................      4.88%       07/01/18           246,250
                                                                                                      --------------
                                                                                                             626,500
                                                                                                      --------------

Page 10                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                          COUPON       MATURITY         VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
CORPORATE BONDS (Continued)

                  FOOD DISTRIBUTORS -- 0.5%
$        388,000  KeHE Distributors LLC / KeHE Finance Corp. (a) .......      7.63%       08/15/21    $      402,307
                                                                                                      --------------
                  HEALTH CARE EQUIPMENT -- 1.8%
         300,000  Alere, Inc. (b) ......................................      8.63%       10/01/18           327,375
          84,000  Alere, Inc. (b) ......................................      6.50%       06/15/20            86,520
         350,000  DJO Finance LLC / DJO Finance Corp. (b) ..............      7.75%       04/15/18           355,250
         500,000  Kinetic Concepts, Inc. / KCI USA, Inc.................     10.50%       11/01/18           566,250
                                                                                                      --------------
                                                                                                           1,335,395
                                                                                                      --------------
                  HEALTH CARE FACILITIES -- 8.5%
       1,725,000  CHS/Community Health Systems, Inc. (b) ...............      8.00%       11/15/19         1,878,094
         200,000  HCA Holdings, Inc. (b) ...............................      6.25%       02/15/21           210,500
       1,000,000  HCA Holdings, Inc.....................................      7.75%       05/15/21         1,097,500
         300,000  HealthSouth Corp. (b) ................................      7.75%       09/15/22           330,000
         350,000  Surgical Care Affiliates, Inc. (a) ...................     10.00%       07/15/17           364,000
         500,000  Tenet Healthcare Corp. (a) ...........................      6.00%       10/01/20           529,688
       1,500,000  Tenet Healthcare Corp. (a) ...........................      8.13%       04/01/22         1,646,250
         250,000  Vantage Oncology LLC (a) .............................      9.50%       06/15/17           256,250
                                                                                                      --------------
                                                                                                           6,312,282
                                                                                                      --------------
                  HEALTH CARE TECHNOLOGY -- 0.5%
         305,000  MedAssets, Inc........................................      8.00%       11/15/18           331,688
                                                                                                      --------------
                  HOME ENTERTAINMENT SOFTWARE -- 0.4%
         125,000  Activision Blizzard, Inc. (a) ........................      5.63%       09/15/21           129,687
         125,000  Activision Blizzard, Inc. (a) ........................      6.13%       09/15/23           130,938
                                                                                                      --------------
                                                                                                             260,625
                                                                                                      --------------
                  HOMEFURNISHING RETAIL -- 0.3%
         200,000  Tempur Sealy International, Inc. (b) .................      6.88%       12/15/20           214,500
                                                                                                      --------------
                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 3.7%
         500,000  Calpine Corp. (a) ....................................      7.50%       02/15/21           542,500
         625,000  Calpine Corp. (a) (b) ................................      7.88%       01/15/23           682,812
         250,000  GenOn Energy, Inc. (b) ...............................      9.50%       10/15/18           288,750
       1,109,000  NRG Energy, Inc.......................................      7.88%       05/15/21         1,230,990
                                                                                                      --------------
                                                                                                           2,745,052
                                                                                                      --------------
                  INTEGRATED TELECOMMUNICATION SERVICES -- 2.6%
         325,000  Cincinnati Bell, Inc. (b) ............................      8.38%       10/15/20           348,563
         560,000  T-Mobile USA, Inc.....................................      6.73%       04/28/22           593,600
         400,000  Windstream Corp. (b) .................................      7.75%       10/15/20           431,000
         500,000  Windstream Corp. (a) .................................      7.75%       10/01/21           536,250
                                                                                                      --------------
                                                                                                           1,909,413
                                                                                                      --------------
                  IT CONSULTING & OTHER SERVICES -- 0.6%
         400,000  West Corp. (b) .......................................      7.88%       01/15/19           435,000
                                                                                                      --------------

                        See Notes to Financial Statements                Page 11

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                          COUPON       MATURITY         VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
CORPORATE BONDS (Continued)

                  LEISURE FACILITIES -- 1.4%
$        500,000  Cedar Fair LP / Canada's Wonderland Co. / Magnum
                     Management Corp. (a) (b) ..........................      5.25%       03/15/21    $      494,375
         550,000  Six Flags Entertainment Corp. (a) ....................      5.25%       01/15/21           541,750
                                                                                                      --------------
                                                                                                           1,036,125
                                                                                                      --------------

                  LEISURE PRODUCTS -- 1.2%
         798,000  Live Nation Entertainment, Inc. (a) (b) ..............      7.00%       09/01/20           851,865
                                                                                                      --------------

                  LIFE SCIENCES TOOLS & SERVICES -- 1.7%
         700,000  Immucor, Inc. (b) ....................................     11.13%       08/15/19           789,250
         450,000  InVentiv Health, Inc. (a) (b) ........................      9.00%       01/15/18           473,625
                                                                                                      --------------
                                                                                                           1,262,875
                                                                                                      --------------

                  MANAGED HEALTH CARE -- 0.6%
         100,000  Health Net, Inc. (b) .................................      6.38%       06/01/17           107,250
         350,000  MPH Intermediate Holding Co. 2 (a) (d) ...............      8.38%       08/01/18           364,875
                                                                                                      --------------
                                                                                                             472,125
                                                                                                      --------------

                  MOVIES & ENTERTAINMENT -- 0.2%
         125,000  Cinemark USA, Inc. (b) ...............................      4.88%       06/01/23           119,687
          50,000  NAI Entertainment Holdings / NAI Entertainment
                     Holdings Finance Corp. (a) ........................      5.00%       08/01/18            51,500
                                                                                                      --------------
                                                                                                             171,187
                                                                                                      --------------

                  OFFICE REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.5%
         375,000  Dupont Fabros Technology LP (a) ......................      5.88%       09/15/21           386,250
                                                                                                      --------------

                  OIL & GAS EQUIPMENT & SERVICES -- 0.4%
         300,000  Access Midstream Partners LP / ACMP Finance Corp......      5.88%       04/15/21           323,250
                                                                                                      --------------

                  OIL & GAS EXPLORATION & PRODUCTION -- 1.1%
         250,000  Antero Resources Finance Corp. (a) ...................      5.38%       11/01/21           254,219
         250,000  Oasis Petroleum, Inc. (a) ............................      6.88%       03/15/22           271,250
         250,000  Whiting Petroleum Corp. (a) ..........................      5.75%       03/15/21           263,750
                                                                                                      --------------
                                                                                                             789,219
                                                                                                      --------------

                  OIL & GAS REFINING & MARKETING -- 0.3%
         187,500  Murphy Oil USA, Inc. (a) .............................      6.00%       08/15/23           191,250
                                                                                                      --------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 3.2%
         500,000  Atlas Pipeline Partners LP / Atlas Pipeline Finance
                     Corp. (b) .........................................      6.63%       10/01/20           527,500
         625,000  Crestwood Midstream Partners LP / Crestwood
                     Midstream Finance Corp. (a) .......................      6.13%       03/01/22           640,625
         750,000  Holly Energy Partners LP / Holly Energy Finance
                     Corp...............................................      6.50%       03/01/20           789,375
         425,000  Tesoro Logistics LP / Tesoro Logistics Finance
                     Corp...............................................      6.13%       10/15/21           442,000
                                                                                                      --------------
                                                                                                           2,399,500
                                                                                                      --------------

Page 12                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                          COUPON       MATURITY         VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
CORPORATE BONDS (Continued)

                  PACKAGED FOODS & MEATS -- 2.7%
$        500,000  Del Monte Corp. (b) ..................................      7.63%       02/15/19    $      523,125
         500,000  JBS USA LLC / JBS USA Finance, Inc. (a) ..............      7.25%       06/01/21           515,000
         500,000  Pinnacle Foods Finance LLC / Pinnacle Foods Finance
                     Corp. (a) .........................................      4.88%       05/01/21           480,000
         450,000  Wells Enterprises, Inc. (a) (b) ......................      6.75%       02/01/20           463,500
                                                                                                      --------------
                                                                                                           1,981,625
                                                                                                      --------------

                  PAPER PACKAGING -- 1.4%
       1,000,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer
                     LLC / Reynolds Group Issuer Lu ....................      5.75%       10/15/20         1,037,500
                                                                                                      --------------

                  PHARMACEUTICALS -- 2.6%
         500,000  Endo Health Solutions, Inc............................      7.00%       07/15/19           536,250
         500,000  Endo Health Solutions, Inc. (b) ......................      7.25%       01/15/22           535,000
         250,000  Healthcare Technology Intermediate, Inc. (a) .........      7.38%       09/01/18           259,687
         575,000  Valeant Pharmaceuticals International (a) (b) ........      6.75%       08/15/21           615,250
                                                                                                      --------------
                                                                                                           1,946,187
                                                                                                      --------------

                  RAILROADS -- 0.3%
         255,000  Watco Cos. LLC / Watco Finance Corp. (a) .............      6.38%       04/01/23           253,725
                                                                                                      --------------

                  REAL ESTATE OPERATING COMPANIES -- 0.4%
         260,000  ClubCorp Club Operations, Inc. (b) ...................     10.00%       12/01/18           289,900
                                                                                                      --------------

                  RESTAURANTS -- 0.7%
         500,000  Seminole Hard Rock Entertainment, Inc. / Seminole
                     Hard Rock International LLC (a) ...................      5.88%       05/15/21           490,937
                                                                                                      --------------

                  SEMICONDUCTORS -- 0.7%
         125,000  Freescale Semiconductor, Inc. (a) ....................      6.00%       01/15/22           126,719
         375,000  MagnaChip Semiconductor Corp. (a) ....................      6.63%       07/15/21           376,875
                                                                                                      --------------
                                                                                                             503,594
                                                                                                      --------------

                  SPECIALIZED CONSUMER SERVICES -- 0.4%
         250,000  ARAMARK Corp. (a) (b) ................................      5.75%       03/15/20           263,125
                                                                                                      --------------

                  SPECIALTY CHEMICALS -- 2.4%
         500,000  Chemtura Corp.........................................      5.75%       07/15/21           508,750
         700,000  Hexion US Finance Corp. (b) ..........................      6.63%       04/15/20           714,000
         500,000  OMNOVA Solutions, Inc.................................      7.88%       11/01/18           536,250
                                                                                                      --------------
                                                                                                           1,759,000
                                                                                                      --------------

                  SYSTEMS SOFTWARE -- 0.3%
         225,000  BMC Software Finance, Inc. (a) .......................      8.13%       07/15/21           239,062
                                                                                                      --------------

                  TIRES & RUBBER -- 1.0%
         250,000  Goodyear Tire & Rubber (The) Co. (b) .................      8.25%       08/15/20           283,750
         450,000  Goodyear Tire & Rubber (The) Co. (b) .................      6.50%       03/01/21           478,125
                                                                                                      --------------
                                                                                                             761,875
                                                                                                      --------------

                        See Notes to Financial Statements                Page 13

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                          COUPON       MATURITY         VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
CORPORATE BONDS (Continued)

                  TRADING COMPANIES & DISTRIBUTORS -- 1.3%
$        850,000  United Rentals North America, Inc. (b) ...............      7.63%       04/15/22    $      956,250
                                                                                                      --------------

                  TRUCKING -- 0.9%
         375,000  Avis Budget Car Rental LLC / Avis Budget Finance,
                     Inc. (b) ..........................................      5.50%       04/01/23           369,375
         250,000  Hertz (The) Corp......................................      7.38%       01/15/21           278,750
                                                                                                      --------------
                                                                                                             648,125
                                                                                                      --------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 5.5%
         325,000  Frontier Communications Corp. (b) ....................      8.75%       04/15/22           372,937
         500,000  MetroPCS Wireless, Inc. (a) ..........................      6.63%       04/01/23           525,000
       1,250,000  Sprint Communications, Inc............................      7.00%       08/15/20         1,346,875
         500,000  Sprint Corp. (a) .....................................      7.25%       09/15/21           540,625
         250,000  Sprint Corp. (a) .....................................      7.88%       09/15/23           271,875
         800,000  Syniverse Holdings, Inc...............................      9.13%       01/15/19           870,000
         150,000  T-Mobile USA, Inc. (a) ...............................      5.25%       09/01/18           156,375
                                                                                                      --------------
                                                                                                           4,083,687
                                                                                                      --------------
                  TOTAL CORPORATE BONDS ............................................................      57,534,308
                  (Cost $56,398,808)                                                                  --------------


FOREIGN CORPORATE BONDS -- 9.0%

                  ALTERNATIVE CARRIERS -- 0.9%
         125,000  Intelsat Luxembourg SA (a) ...........................      6.75%       06/01/18           132,187
         525,000  Intelsat Luxembourg SA (a) ...........................      7.75%       06/01/21           555,844
                                                                                                      --------------
                                                                                                             688,031
                                                                                                      --------------

                  AUTOMOBILE MANUFACTURERS -- 0.7%
         500,000  Jaguar Land Rover Automotive PLC (a) (b) .............      5.63%       02/01/23           498,750
                                                                                                      --------------

                  CABLE & SATELLITE -- 0.1%
          50,000  Cogeco Cable, Inc. (a) ...............................      4.88%       05/01/20            49,187
                                                                                                      --------------

                  COMMODITY CHEMICALS -- 0.2%
         125,000  NOVA Chemicals Corp. (a) .............................      5.25%       08/01/23           127,891
                                                                                                      --------------

                  DIVERSIFIED CHEMICALS -- 0.9%
         250,000  Ineos Finance PLC (a) ................................      8.38%       02/15/19           279,688
         417,000  Ineos Group Holdings SA (a) ..........................      6.13%       08/15/18           422,212
                                                                                                      --------------
                                                                                                             701,900
                                                                                                      --------------

                  HEALTH CARE SUPPLIES -- 0.6%
         400,000  ConvaTec Healthcare E SA (a) (b) .....................     10.50%       12/15/18           455,000
                                                                                                      --------------

                  METAL & GLASS CONTAINERS -- 1.0%
         750,000  Ardagh Packaging Finance PLC / Ardagh MP Holdings
                     USA, Inc. (a) (b) .................................      7.00%       11/15/20           750,000
                                                                                                      --------------

Page 14                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                STATED        STATED
     VALUE                             DESCRIPTION                          COUPON       MATURITY         VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
FOREIGN CORPORATE BONDS (Continued)

                  MOVIES & ENTERTAINMENT -- 0.2%
$        125,000  Nielsen Co. Luxembourg S.a.r.l. (The) (a) ............      5.50%       10/01/21    $      128,750
                                                                                                      --------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 0.7%
         500,000  Gibson Energy, Inc. (a) ..............................      6.75%       07/15/21           531,250
                                                                                                      --------------

                  PAPER PACKAGING -- 1.5%
         350,000  Cascades, Inc. (b) ...................................      7.75%       12/15/17           366,187
         750,000  Exopack Holdings SA (a) ..............................      7.88%       11/01/19           751,875
                                                                                                      --------------
                                                                                                           1,118,062
                                                                                                      --------------

                  PHARMACEUTICALS -- 1.0%
         750,000  Capsugel SA (a) ......................................      7.00%       05/15/19           750,000
                                                                                                      --------------

                  STEEL -- 0.7%
         500,000  FMG Resources August 2006 Pty Ltd. (a) ...............      6.88%       02/01/18           531,875
                                                                                                      --------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 0.5%
         350,000  Softbank Corp. (a) ...................................      4.50%       04/15/20           346,588
                                                                                                      --------------
                  TOTAL FOREIGN CORPORATE BONDS ....................................................       6,677,284
                  (Cost $6,603,320)                                                                   --------------


   PRINCIPAL                                                                               STATED
     VALUE                             DESCRIPTION                          RATE (e)    MATURITY (f)      VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 14.3%

                  AEROSPACE & DEFENSE -- 0.2%
         147,959  Beechcraft Holdings LLC, Term Loan ...................      5.75%       02/14/20           149,717
                                                                                                      --------------

                  APPLICATION SOFTWARE -- 0.3%
          91,015  Flexera Software LLC, Term Loan ......................      5.00%       03/13/19            91,243
         100,000  Triple Point Technology, Inc., Term Loan .............      5.25%       07/10/20            95,250
                                                                                                      --------------
                                                                                                             186,493
                                                                                                      --------------

                  BUILDING PRODUCTS -- 0.9%
         666,667  Quikrete Holdings, Inc., Initial Term Loan, Second
                     Lien ..............................................      7.00%       03/26/21           681,667
                                                                                                      --------------

                  CASINOS & GAMING -- 1.2%
         250,000  Caesars Entertainment Operating Co., Inc., Term
                     Loan B ............................................      7.00%       10/11/20           246,290
         399,194  Caesars Entertainment Operating Co., Inc., Term
                     Loan  B6 ..........................................      5.49%       01/28/18           374,129
         197,531  ROC Finance LLC, Term Loan B .........................      5.00%       06/20/19           193,086
          81,074  Twin River Management Group, Inc., Term Loan .........      5.25%       11/10/18            81,803
                                                                                                      --------------
                                                                                                             895,308
                                                                                                      --------------

                        See Notes to Financial Statements                Page 15

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                               STATED
     VALUE                             DESCRIPTION                          RATE (e)    MATURITY (f)      VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  COMMUNICATIONS EQUIPMENT -- 0.5%
$        373,120  Alcatel-Lucent USA, Inc., Term Loan (c) ..............      5.75%       01/30/19    $      378,329
                                                                                                      --------------

                  COMPUTER HARDWARE -- 2.5%
       1,847,222  Dell, Inc., Term Loan B ..............................      4.50%       04/29/13         1,835,862
                                                                                                      --------------

                  CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 0.3%
         231,229  Navistar, Inc., Term Loan B ..........................      5.75%       08/17/17           235,564
                                                                                                      --------------

                  CONSUMER FINANCE -- 0.8%
         587,210  Walter Investment Management Corp., First Lien,
                     Tranche B Term Loans ..............................      5.75%       11/28/17           592,225
                                                                                                      --------------

                  ELECTRIC UTILITIES -- 0.1%
         100,000  Texas Competitive Electric Holdings Co., LLC,
                     Non-Extended Term Loan ............................  3.67%-3.77%     10/10/14            67,271
                                                                                                      --------------

                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.3%
         208,729  EnergySolutions LLC, Term Loan........................      6.75%       08/15/16           210,165
                                                                                                      --------------

                  HEALTH CARE EQUIPMENT -- 0.1%
          98,750  Ikaria Acquisition, Inc., Term Loan B ................      7.25%       07/03/18            99,737
                                                                                                      --------------

                  HEALTH CARE  SERVICES -- 0.1%
          99,750  Apria Healthcare Group, Inc., Initial Term Loan ......      6.75%       04/05/20           101,037
                                                                                                      --------------

                  INSURANCE BROKERS -- 0.1%
         100,000  Cooper Gay Swett & Crawford Ltd., Term Loan,
                     Second Lien .......................................      8.25%       10/16/20            98,500
                                                                                                      --------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.4%
         348,984  Avaya Inc., Term Loan B3 .............................      4.76%       10/26/17           322,312
                                                                                                      --------------

                  MOVIES & ENTERTAINMENT -- 0.2%
         125,000  Lions Gate Entertainment Corp., Term Loan ............      5.00%       07/19/20           124,844
                                                                                                      --------------

                  PACKAGED FOODS & MEATS -- 1.8%
         534,375  Boulder Brands, Inc., Term Loan.......................      5.00%       07/09/20           535,711
         777,000  New HB Acquisition LLC, Term Loan B ..................      6.75%       04/09/20           797,070
                                                                                                      --------------
                                                                                                           1,332,781
                                                                                                      --------------

                  PHARMACEUTICALS -- 0.7%
         496,250  Valeant Pharmaceuticals International, Inc., Series E
                     Term Loan B .......................................      4.50%       08/05/20           502,592
                                                                                                      --------------

                  PUBLISHING -- 0.1%
          99,500  McGraw-Hill Global Education Holdings LLC, Term
                     Loan B ............................................      9.00%       03/22/19           101,179
                                                                                                      --------------

                  RETAIL REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.2%
         100,000  Capital Automotive L.P., Term Loan, Second Lien ......      6.00%       04/30/20           102,875
                                                                                                      --------------

Page 16                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

   PRINCIPAL                                                                               STATED
     VALUE                             DESCRIPTION                          RATE (e)    MATURITY (f)      VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  SEMICONDUCTORS -- 0.1%
$         77,000  MMI International Ltd., Term Loan ....................      7.25%       11/20/18    $       73,824
                                                                                                      --------------

                  STEEL -- 1.2%
         896,733  FMG Resources (August 2006) Pty Ltd., Term Loan ......      5.25%       10/18/17           898,024
                                                                                                      --------------

                  SYSTEMS SOFTWARE -- 1.8%
       1,350,000  BMC Software Finance, Inc., Initial US Term Loan .....      5.00%       09/10/20         1,362,825
                                                                                                      --------------

                  TRUCKING -- 0.2%
         149,250  SIRVA Worldwide, Inc., Term Loan .....................      7.50%       03/27/19           151,116
                                                                                                      --------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 0.2%
         125,000  LTS Buyer LLC, Term Loan, Second Lien ................      8.00%       04/12/21           126,562
                                                                                                      --------------
                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ........................................      10,630,809
                  (Cost $10,572,748)                                                                  --------------

                  TOTAL INVESTMENTS -- 100.9% ......................................................      74,842,401
                  (Cost $73,574,876) (g)                                                              --------------


   PRINCIPAL                                                                STATED         STATED
     VALUE                             DESCRIPTION                          COUPON        MATURITY        VALUE
----------------  ------------------------------------------------------  -----------  -------------  --------------
U.S. GOVERNMENT BONDS SOLD SHORT -- (19.8%)
$     (1,900,000) United States Treasury Note ..........................      1.00%       05/31/18        (1,884,933)
     (10,600,000) United States Treasury Note ..........................      1.38%       07/31/18       (10,669,981)
      (2,300,000) United States Treasury Note ..........................      1.75%       05/15/23        (2,148,435)
                                                                                                      --------------
                  TOTAL U.S. GOVERNMENT BONDS SOLD SHORT ...........................................     (14,703,349)
                  (Proceeds $14,587,439)                                                              --------------

                  NET OTHER ASSETS AND LIABILITIES -- 18.9% ........................................      14,038,469
                                                                                                      --------------
                  NET ASSETS -- 100.0%                                                                $   74,177,521
                                                                                                      ==============

-----------------------------
(a) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $32,753,468 or 44.2% of net assets.

(b) This security or a portion of this security is segregated as collateral for investments sold short.

(c) These notes are Second Lien Exchange Notes ("Exchange Notes") whereby interest will be payable in cash, or, until January 15, 2016, the issuers may, at their option, elect to pay interest on the Exchange Notes (1) entirely in cash, (2) entirely in Payment-in-Kind Interest ("PIK Interest") or (3) 50% in cash and 50% in PIK Interest. Interest paid in cash will accrue at the rate of 10.750% per annum ("Cash Interest Rate") and PIK Interest will accrue on the Exchange Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points.

(d) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes ("Notes") whereby the issuer may, at its option, elect to pay interest on the Notes
      (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 8.375% per annum ("Cash Interest Rate") and PIK Interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points.

                        See Notes to Financial Statements                Page 17

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

(e) Senior Loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2013. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

(f) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

(g) Aggregate cost for federal income tax purposes is $73,745,583. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,350,788 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $253,970.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                    ASSETS TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2013        PRICES          INPUTS           INPUTS
                                                       -------------   -------------   -------------   -------------
Corporate Bonds*..................................     $  57,534,308   $          --   $  57,534,308   $          --
Foreign Corporate Bonds*..........................         6,677,284              --       6,677,284              --
Senior Floating-Rate Loan Interests*..............        10,630,809              --      10,630,809              --
                                                       -------------   -------------   -------------   -------------
Total Investments.................................     $  74,842,401   $          --   $  74,842,401   $          --
                                                       =============   =============   =============   =============

                                                 LIABILITIES TABLE
                                                                                          LEVEL 2         LEVEL 3
                                                           TOTAL          LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                         VALUE AT         QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        10/31/2013        PRICES          INPUTS           INPUTS
                                                       -------------   -------------   -------------   -------------
U.S. Government Bonds Sold Short..................     $ (14,703,349)  $          --   $ (14,703,349)  $          --
                                                       =============   =============   =============   =============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.


Page 18                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value ....................................................    $   74,842,401
Cash .....................................................................         4,165,521
Restricted cash ..........................................................        14,669,510
Receivables:
   Investment securities sold ............................................         1,896,609
   Interest ..............................................................         1,085,558
                                                                              --------------
      Total Assets .......................................................        96,659,599
                                                                              --------------
LIABILITIES:
Investments sold short, at value ($14,587,439) ...........................        14,703,349
Payables:
   Investment securities purchased .......................................         7,663,594
   Interest on investments sold short ....................................            63,378
   Investment advisory fees ..............................................            50,844
   Margin interest expense ...............................................               913
                                                                              --------------
      Total Liabilities ..................................................        22,482,078
                                                                              --------------
NET ASSETS ...............................................................    $   74,177,521
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital ..........................................................    $   73,153,610
Par value ................................................................            14,500
Accumulated net investment income (loss) .................................            28,503
Accumulated net realized gain (loss) on investments ......................          (170,707)
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation ......................................         1,151,615
                                                                              --------------
NET ASSETS ...............................................................    $   74,177,521
                                                                              ==============
NET ASSET VALUE, per share................................................    $        51.16
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   authorized, par value $0.01 per share) ................................         1,450,002
                                                                              ==============
Investments, at cost .....................................................    $   73,574,876
                                                                              ==============

                        See Notes to Financial Statements                Page 19

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
STATEMENT OF OPERATIONS
FOR THE PERIOD FEBRUARY 25, 2013 (a) THROUGH OCTOBER 31, 2013

INVESTMENT INCOME:
Interest .................................................................    $    1,583,540
                                                                              --------------

   Total investment income ...............................................         1,583,540
                                                                              --------------

EXPENSES:
Investment advisory fees .................................................           235,743
Interest on investments sold short .......................................            64,879
Margin interest expense ..................................................            17,417
                                                                              --------------

   Total expenses ........................................................           318,039
                                                                              --------------

NET INVESTMENT INCOME (LOSS) .............................................         1,265,501
                                                                              --------------

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments ..................................           180,799
                                                                              --------------
Net change in unrealized appreciation (depreciation) on:
   Investments ...........................................................         1,267,525
   Investments sold short ................................................         (115,910)
                                                                              --------------

Net change in unrealized appreciation (depreciation) .....................         1,151,615
                                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ..................................         1,332,414
                                                                              --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS .......................................................    $    2,597,915
                                                                              ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 20                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD FEBRUARY 25, 2013 (a) THROUGH OCTOBER 31, 2013

OPERATIONS:
   Net investment income (loss) ..........................................    $    1,265,501
   Net realized gain (loss) ..............................................           180,799
   Net change in unrealized appreciation (depreciation) ..................         1,151,615
                                                                              --------------

   Net increase (decrease) in net assets resulting from operations .......         2,597,915
                                                                              --------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .................................................        (1,588,504)
                                                                              --------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold .............................................        73,168,110
                                                                              --------------

   Total increase (decrease) in net assets ...............................        74,177,521

NET ASSETS:
   Beginning of period ...................................................                --
                                                                              --------------

   End of period .........................................................    $   74,177,521
                                                                              ==============

   Accumulated net investment income (loss) at end of period .............    $       28,503
                                                                              ==============

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period ...............................                --
   Shares sold ...........................................................         1,450,002
   Shares redeemed .......................................................                --
                                                                              --------------

   Shares outstanding, end of period .....................................         1,450,002
                                                                              ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 21

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
STATEMENT OF CASH FLOWS
FOR THE PERIOD FEBRUARY 25, 2013 (a) THROUGH OCTOBER 31, 2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting from operations ..........    $    2,597,915
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
      Purchases of investments ...........................................       (87,547,736)
      Borrowed investments sold short ....................................        21,272,508
      Cost to cover short positions ......................................        (6,601,500)
      Sales, maturities and paydowns of investments ......................        19,663,847
      Net amortization/accretion of premiums/discounts on investments ....           173,228
      Net realized gain/loss on investments ..............................          (180,799)
      Net change in unrealized appreciation/depreciation on investments...        (1,267,525)
      Net change in unrealized appreciation/depreciation on securities
         sold short ......................................................           115,910
CHANGES IN ASSETS AND LIABILITIES:
      Increase in restricted cash ........................................       (14,669,510)
      Increase in interest receivable ....................................        (1,085,558)
      Increase in interest payable on investments sold short .............            63,378
      Increase in interest expense payable on investments sold short .....               913
      Increase in investment advisory fees payable .......................            50,844
                                                                              --------------
CASH USED IN OPERATING ACTIVITIES ........................................                                $  (67,414,085)
                                                                                                          --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
      Proceeds from shares sold ..........................................        73,168,110
      Distributions to shareholders from net investment income ...........        (1,588,504)
                                                                              --------------
CASH PROVIDED BY FINANCING ACTIVITIES ....................................                                    71,579,606
                                                                                                          --------------
Increase in cash .........................................................                                     4,165,521
Cash at beginning of period ..............................................                                           --
                                                                                                          --------------
CASH AT END OF PERIOD ....................................................                                $    4,165,521
                                                                                                          ==============

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for interest .................................                                $       16,504
                                                                                                          ==============

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 22                 See Notes to Financial Statements

FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
(FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                               FOR THE PERIOD
                                                               2/25/2013 (a)
                                                                  THROUGH
                                                                 10/31/2013
                                                               --------------
Net asset value, beginning of period                             $    50.00
                                                                 ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                           1.93
Net realized and unrealized gain (loss)                                1.38
                                                                 ----------
Total from investment operations                                       3.31
                                                                 ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (2.15)
                                                                 ----------
Net asset value, end of period                                   $    51.16
                                                                 ==========
TOTAL RETURN (b)                                                       6.76%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                             $   74,178
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                          1.28% (c)
Ratio of net expenses to average net assets excluding
   interest expense                                                    0.95% (c)
Ratio of net investment income (loss) to average net assets            5.10% (c)
Portfolio turnover rate (d)                                              52%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c)   Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 23

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three funds that are currently offering shares. This report covers the First Trust Tactical High Yield ETF (formerly known as First Trust High Yield Long/Short ETF) (the "Fund"), which trades under the ticker HYLS on the NASDAQ(R) Stock Market, LLC ("NASDAQ"). Effective September 4, 2013, the Fund's name changed to its current name. The Fund's ticker symbol and CUSIP did not change. Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash, or in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide current income. The Fund's secondary objective is capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal conditions, at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in high yield debt securities that are rated below-investment grade at the time of purchase or unrated securities deemed by First Trust Advisors L.P. ("First Trust" or the "Advisor") to be of comparable quality. For purposes of this strategy, "high yield debt securities" may include senior and subordinated corporate debt obligations and senior floating rate loans, debtor in possession (DIP) loans and other junior or bridge loans. The Fund's investments may also include loan interests that are not secured by any specific collateral of the borrower, loan interests that have a lower than first lien priority on collateral of the borrower, loans to foreign borrowers, loans in foreign currencies and other loans with characteristics that the Advisor believes qualify as bank loans ("Senior Loans"). Below investment grade high yield debt securities are commonly referred to as "high-yield" or "junk" debt. As part of its investment strategy, the Fund intends to maintain both long and short positions in securities under normal market conditions. The Fund will take long positions in securities that the Advisor believes in the aggregate to have the potential to outperform the Fund's benchmark, the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index (the "Index"). The Fund will take short positions in securities that the Advisor believes will decline or in the aggregate will underperform the Index. The Fund's long positions may total up to 130% of the Fund's net assets. The Fund's short positions will range between 0% and 30% of the Fund's net assets. Under normal market conditions, the Fund takes short positions in U.S. Treasury securities and/or corporate debt obligations, which may be rated investment grade or deemed to be high yield securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Market quotations and prices used to value the Fund's investments are primarily obtained from third party pricing services. The Fund's securities will be valued as follows:

      Corporate bonds, Corporate notes, U.S. Government Securities, Mortgage-backed Securities ("MBS"), Asset-backed Securities ("ABS") and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013

            1)    benchmark yields;

            2)    reported trades;

            3)    broker/dealer quotes;

            4)    issuer spreads;

            5)    benchmark securities;

            6)    bids and offers; and

            7)    reference data including market research publications.

      Common stocks and other equity securities listed on any national or foreign exchange (excluding the NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at the closing bid price.

      The Senior Floating-Rate Loan Interests ("Senior Loans")1 held in the Fund are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

      Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

       1)   the fundamental business data relating to the issuer;

       2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

       3)   the type, size and cost of a security;

       4)   the financial statements of the issuer;

       5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

       6) the information as to any transactions in or offers for the security;

       7) the price and extent of public trading in similar securities of the issuer/borrower, or comparable companies;

       8)   the coupon payments;

       9) the quality, value and salability of collateral, if any, securing the security;

      10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

-----------------------------
1 The terms "security" and "securities" used throughout the Notes to Financial Statements include Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013

      11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

      12)   borrower's/issuer's competitive position within the industry;

      13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and 14) other relevant factors.


Because foreign markets may be open on different days than the days during which investors may purchase the shares of the Fund, the value of the Fund's securities may change on the days when investors are not able to purchase the shares of the Fund. The value of the securities denominated in foreign currencies is converted into U.S. dollars using exchange rates determined daily as of the close of regular trading on the NYSE.

The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing for loans.

C. Short Sales

Short sales are utilized for investment and risk management purposes and are transactions in which securities or other instruments (such as options, forwards, futures or other derivative contracts) are sold that are not currently owned in the Fund's portfolio. When a short sale is engaged in, the security sold short must be borrowed and delivered to the counterparty. Short selling allows the Fund to profit from a decline in a market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. The Fund will pay a fee or premium to borrow the securities and is obligated to repay the lenders of the securities. Any dividends or interest that accrues on the securities during the period of the loan are due to the lenders. A gain, limited to the price at which the security was sold short, or a loss, unlimited in size, will be recognized upon the termination of the short sale. Any such gain or loss may be offset, completely or in part, by the change in the value of the long portion of the Fund's portfolio. The Fund is subject to the risk it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

The Fund has established an account with Pershing, LLC ("Pershing") for the purpose of purchasing securities on margin. The Fund pays interest on any margin balance, which is calculated as the daily margin account balance times the broker's margin interest rate. At October 31, 2013, the Fund had $14,669,510 in restricted cash as shown on the Statement of Assets and Liabilities associated with securities sold short. Interest is charged on payable debit margin balances at a rate equal to the Federal Funds rate plus 75 basis points and is charged on payable credit margin balances at a rate equal to the Federal Funds rate less 40 basis points. At October 31,

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013

2013, the Fund had a debit margin balance with an interest rate of 0.81%. For the period ended October 31, 2013, margin interest expense was $17,417, which is shown in "Margin interest expense" on the Statement of Operations. For the period ended October 31, 2013, the average margin balance and interest rates were $2,905,946 and 0.88%, respectively.

D. Unfunded Loan Commitments

The Fund may enter into certain loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had no unfunded loan commitments as of October 31, 2013.

E. Dividends and Distribution to Shareholders

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on significantly modified portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid during the fiscal period ended October 31, 2013, was as follows:



Distributions paid from:                                   2013
                                                       ------------
Ordinary income.................................       $  1,588,504
Capital gain....................................                 --
Return of capital...............................                 --

As of October 31, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:


Undistributed ordinary income...................       $     28,503
Accumulated capital and other losses............                 --
Net unrealized appreciation (depreciation)......       $    980,908

F. Income Taxes

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At October 31, 2013, the Fund had no non-expiring capital loss carryforwards for federal income tax purposes.

Certain losses realized during the current fiscal year may be deferred and treated as occurring on the first day of the following fiscal year for federal income tax purposes. For the fiscal period ended October 31, 2013, the Fund had no net ordinary losses.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the period ended October 31, 2013, the adjustments for the Fund were as follows:

                                   Accumulated
              Accumulated         Net Realized
             Net Investment        Gain (Loss)          Paid-in
             Income (Loss)       on Investments         Capital
             --------------      --------------      --------------
              $    351,506        $   (351,506)         $      --

G. Expenses

Expenses, other than the investment advisory fee and other excluded expenses, are paid by the Advisor (See Note 3). The Fund is subject to an Interest Expense due to the costs associated with the Fund's short positions in securities.

H. Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. There was no material impact on the current financial statements as a result of these new standards.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for supervising the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.95% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

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--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities for the Fund, excluding short-term investments and in-kind transactions, was $85,590,530 and $21,210,529, respectively.

For the period ended October 31, 2013, the cost of in-kind purchases and proceeds from in-kind sales for the Fund was $9,270,906 and $0, respectively.

                                 5. BORROWINGS

Effective March 28, 2013, the First Trust Series Fund and the First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and the First Trust Exchange-Traded Fund III and the Trust were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of equity securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                                OCTOBER 31, 2013

the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before February 28, 2014.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 20, 2013, the Fund declared a dividend of $0.2400 per share to Common Shareholders of record on November 25, 2013, payable November 29, 2013.

On December 17, 2013, the Fund declared a dividend of $0.2400 per share to Common Shareholders of record on December 20, 2013, payable December 31, 2013.

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--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Tactical High Yield
ETF:

We have audited the accompanying statement of assets and liabilities of First Trust Tactical High Yield ETF, a series of the First Trust Exchange-Traded Fund IV (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statements of operations, cash flows, and changes in net assets and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Tactical High Yield ETF as of October 31, 2013, and the results of its operations, its cash flows, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte Touche LLP

Chicago, Illinois
December 20, 2013

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable period ended October 31, 2013, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

        Dividends Received Deduction        Qualified Dividend Income
        ----------------------------       ----------------------------
                    0.00%                             0.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

CASH TRANSACTIONS RISK: The Fund will, under most circumstances, effect a portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemption for in-kind securities. Because the Fund may effect a portion of redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses and may also result in higher brokerage costs.

CONVERTIBLE BONDS RISK: The market values of convertible bonds tend to decline as interest rates increase and, conversely, to increase as interest rates decline. A convertible bond's market value also tends to reflect the market price of the common stock of the issuing company.

CREDIT RISK: Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it invests a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

CURRENCY RISK: Because the Fund's net asset value is determined on the basis of U.S. dollars and the Fund invests in foreign securities, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. The Fund intends to hedge its non-U.S. dollar holdings.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                          OCTOBER 31, 2013 (UNAUDITED)

DISTRESSED SECURITIES RISK: The Fund may invest in Distressed Securities, including stressed, distressed and bankrupt issuers and debt obligations that are in default. In any investment involving Distressed Securities, there exists the risk that the transaction involving such securities will be unsuccessful. Distressed Securities might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Many Distressed Securities are illiquid or trade in low volumes and thus may be more difficult to value.

HIGH YIELD SECURITIES RISK: High yield securities are subject to greater market fluctuations and risk of loss than securities with higher ratings. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK: Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK: If interest rates fall, the income from the Fund's portfolio will decline as the Fund invests the proceeds from new share sales, or from matured or called debt securities, at interest rates that are below the portfolio's current earnings rate.

INTEREST RATE RISK: If interest rates rise, the prices of the fixed-rate instruments held by the Fund may fall.

LOANS RISK: An investment in loans subjects the Fund to credit risk, which is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating rate loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in loans may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed income instruments.

MANAGEMENT RISK: The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

MARKET RISK: Market risk is the risk that a particular security owned by the Fund or shares of the Fund in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NEW FUND RISK: The Fund currently has fewer assets than larger funds, and like other relatively new funds, large inflows and outflows may impact the Fund's market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

NON-U.S. SECURITIES RISK: Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                          OCTOBER 31, 2013 (UNAUDITED)

PREPAYMENT RISK: Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

SHORT SALE RISK: The Fund uses short sales for investment and risk management purposes, including when the Fund's advisor anticipates that the market price of securities will decline or in the aggregate will underperform the Index. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for relatively long periods of time. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions before it had intended to do so. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                          OCTOBER 31, 2013 (UNAUDITED)

The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
POSITION WITH THE FUND              APPOINTED                   DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton                     105        None
c/o First Trust Advisors L.P.                        Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,          o Since Inception   Real Estate Limited Partnership;
  Suite 400                                          Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Inception   (May 2007 to March 2010), ADM Investor                       Inc. and ADM
  Suite 400                                          Services, Inc. (Futures Commission                           Investor Services,
Wheaton, IL 60187                                    Merchant)
International
D.O.B.: 11/57


Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 105        Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,          o Since Inception   Consulting)                                                  of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Indefinite Term   President and Chief Executive Officer             105        Director of
c/o First Trust Advisors L.P.                        (June 2012 to Present), Dew Learning LLC                     Covenant
120 East Liberty Drive,          o Since Inception   (Educational Products and Services);                         Transport Inc.
  Suite 400                                          President (June 2002 to June 2012), Covenant
Wheaton, IL 60187                                    College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010            105        None
Chairman of the Board                                to Present), President (until December
120 East Liberty Drive,          o Since Inception   2010), First Trust Advisors L.P. and First
  Suite 400                                          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------
(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as CEO of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST              LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since Inception        L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to January 2011), First Trust
   Suite 400            Accounting Officer           o  Since Inception        Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o  Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o  Since Inception        (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o  Since Inception        First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o  Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                                and First Trust Portfolios L.P.
   Suite 400                                         o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o Indefinite Term         Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                         o Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o Indefinite Term         Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                         o Since Inception         First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70

-----------------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                   FIRST TRUST TACTICAL HIGH YIELD ETF (HYLS)
           (FORMERLY KNOWN AS FIRST TRUST HIGH YIELD LONG/SHORT ETF)
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

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

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

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



FIRST TRUST

First Trust Exchange-Traded Fund IV


INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

FIRST TRUST

First Trust Exchange-Traded Fund IV
-----------------------------------

First Trust Senior Loan Fund (FTSL)

Annual Report
For the Period
May 1, 2013
(Commencement of Operations)
through October 31, 2013

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013

Shareholder Letter...........................................................  1
Fund Performance Overview ...................................................  2
Portfolio Commentary.........................................................  5
Understanding Your Fund Expenses.............................................  7
Portfolio of Investments ....................................................  8
Statement of Assets and Liabilities.......................................... 18
Statement of Operations...................................................... 19
Statement of Changes in Net Assets........................................... 20
Financial Highlights......................................................... 21
Notes to Financial Statements................................................ 22
Report of Independent Registered Public Accounting Firm...................... 28
Additional Information....................................................... 29
Board of Trustees and Officers............................................... 33
Privacy Policy............................................................... 35

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the series of First Trust Exchange-Traded Fund IV (the "Trust") described in this report for the First Trust Senior Loan Fund (hereinafter referred to as the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund described in this report will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and share price will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund's portfolio and presents data and analysis that provide insight into the Fund's performance and investment approach.

The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                    ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                OCTOBER 31, 2013

Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Trust Senior Loan Fund (the "Fund").

As a shareholder, twice a year you receive a detailed report about your investment, including portfolio commentary from the Fund's management team, a performance analysis, and a market and Fund outlook. Additionally, First Trust Advisors L.P. ("First Trust") compiles the Fund's financial statements for you to review. These reports are intended to keep you up-to-date on your investment, and I encourage you to read this document and discuss it with your financial advisor.

As you are probably aware, the period covered by this report saw both challenging economic and political issues in the U.S. However, the period was still positive for the markets. In fact, the S&P 500 Index, as measured on a total return basis, rose 27.18% during the twelve months ended October 31, 2013. Of course, past performance can never be an indicator of future performance, but First Trust believes that staying invested in quality products through up and down markets and having a long-term horizon can help investors as they work toward their financial goals.

First Trust continues to offer a variety of products that we believe could fit many financial plans for investors seeking long-term investment success. Your financial advisor can tell you about the other investments First Trust offers that might fit your financial goals. We encourage you to discuss those goals with your financial advisor regularly so that he or she can help keep you on track and help you choose investments that match your goals.

First Trust will continue to make available up-to-date information about your investments so you and your financial advisor are current on any First Trust investments you own. We value our relationship with you, and thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL)

The primary investment objective of the First Trust Senior Loan Fund ("FTSL" or the "Fund") is to provide high current income by investing primarily in a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans"). The Fund's secondary investment objective is to provide capital appreciation. The Fund pursues its objectives by investing at least 80% of its net assets (plus the amount of any borrowing for investment purposes) under normal market conditions in Senior Loans that are made predominantly to businesses operating in North America and may also invest up to 20% of its net assets in non-Senior Loan debt securities including high-yield bonds, warrants, and equity securities. A Senior Loan is an advance or commitment of funds made by one or more banks or similar financial institutions to one or more corporations, partnerships, or other business entities. A Senior Loan typically pays interest at a floating or adjusting rate that is determined periodically at a designated premium above a base lending rate, most commonly the London Interbank Offered Rate ("LIBOR"). A Senior Loan is considered senior to all other unsecured claims against the borrower, senior to or equal with all other secured claims; this means that in the event of a bankruptcy the Senior Loan, together with other first lien claims, is first in line to be repaid out of proceeds of the assets securing the loans, before other existing unsecured claims or interests receive repayment. However, in bankruptcy proceedings, there may be other claims, such as taxes or additional advances that take precedence. The Fund intends to invest primarily in Senior Loans that are below investment grade quality at the time of investment. Securities rated below investment grade, commonly referred to as "junk" or "high yield" securities, include securities that are rated Ba1/BB+/BB+ or below by Moody's Investors Service, Inc. ("Moody's"), Fitch Inc., or Standard & Poor's, Inc. ("S&P"), respectively. This Fund may not be appropriate for all investors.


--------------------------------------------------------------------------------
PERFORMANCE
--------------------------------------------------------------------------------
                                                        CUMULATIVE TOTAL RETURNS
                                                           Inception (5/1/13)
                                                              to 10/31/13
FUND PERFORMANCE
NAV                                                              0.92%
Market Price                                                     1.16%

INDEX PERFORMANCE
Markit iBoxx USD Leveraged Loan Index                            1.32%
S&P/LSTA Leveraged Loan 100 Index                                1.22%
--------------------------------------------------------------------------------

Total returns for the period since inception are calculated from the inception date of the Fund.

The Fund's per share net asset value ("NAV") is the value of one share of the Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding shares. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the stock exchange on which shares of the Fund are listed for trading as of the time that the Fund's NAV is calculated. Since shares of the Fund did not trade in the secondary market until after the Fund's inception, for the period from inception to the first day of secondary market trading in shares of the Fund, the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns. NAV and market returns assume that all dividend distributions have been reinvested in the Fund at NAV and Market Price, respectively.

An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns presented reflect the reinvestment of dividends on securities in the indices. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. The investment return and principal value of shares of the Fund will vary with changes in market conditions. Shares of the Fund may be worth more or less than their original cost when they are redeemed or sold in the market. The Fund's past performance is no guarantee of future performance.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL) (CONTINUED)

----------------------------------------------------------
                                           % OF TOTAL
INDUSTRY CLASSIFICATION              LONG-TERM INVESTMENTS
----------------------------------------------------------
Hotels, Restaurants & Leisure                12.5%
Health Care Providers & Services              9.1
Software                                      8.5
Media                                         5.7
Diversified Financial Services                5.3
Chemicals                                     4.6
Food Products                                 3.7
Pharmaceuticals                               3.6
Health Care Equipment & Supplies              3.6
Diversified Consumer Services                 3.4
Auto Components                               2.6
Distributors                                  2.6
Aerospace & Defense                           2.3
Insurance                                     2.2
Computers & Peripherals                       2.1
Life Sciences Tools & Services                2.0
Diversified Telecommunication
   Services                                   1.9
Consumer Finance                              1.9
Containers & Packaging                        1.7
Independent Power Producers &
   Energy Traders                             1.6
Specialty Retail                              1.5
Food & Staples Retailing                      1.5
Building Products                             1.3
Professional Services                         1.3
Semiconductors & Semiconductor
   Equipment                                  1.2
Capital Markets                               1.2
Wireless Telecommunication Services           1.1
Communications Equipment                      1.1
Metals & Mining                               1.1
Health Care Technology                        1.1
Oil, Gas & Consumable Fuels                   1.1
Real Estate Investment Trusts                 0.9
Leisure Equipment & Products                  0.9
Commercial Services & Supplies                0.8
Machinery                                     0.8
Electronic Equipment, Instruments &
   Components                                 0.6
Automobiles                                   0.5
Industrial Conglomerate                       0.3
Real Estate Management &
   Development                                0.3
Biotechnology                                 0.3
Electric Utilities                            0.2
                                            -------
      Total                                 100.00%
                                            =======


----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
ASSET CLASSIFICATION                      INVESTMENTS
----------------------------------------------------------
Senior Floating-Rate Loan Interests           92.6%
Corporate Bonds                                6.7
Foreign Corporate Bonds and Notes              0.7
                                             ------
      Total                                  100.0%
                                             ======

----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
CREDIT QUALITY (S&P RATINGS)(1)           INVESTMENTS
----------------------------------------------------------
BBB                                            1.0%
BBB-                                           0.9
BB+                                            6.5
BB                                             9.6
BB-                                           21.7
B+                                            33.0
B                                             21.1
B-                                             5.0
CCC+                                           1.0
CCC                                            0.2
                                            -------
      Total                                  100.0%
                                            =======

----------------------------------------------------------
                                      % OF TOTAL LONG-TERM
COUNTRY EXPOSURE                          INVESTMENTS
----------------------------------------------------------
United States                                 92.9%
Canada                                         2.0
Australia                                      1.1
France                                         1.1
United Kingdom                                 1.1
India                                          0.4
Luxembourg                                     0.3
Netherlands                                    0.3
Spain                                          0.3
Ireland                                        0.3
Bermuda                                        0.2
                                            -------
      Total                                  100.0%
                                            =======

(1) Ratings below BBB- by Standard & Poor's Ratings Group are considered to be below investment grade.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST SENIOR LOAN FUND (FTSL) (CONTINUED)

Performance figures assume reinvestment of all dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Fund, the indices do not actually hold a portfolio of securities and therefore do not incur the expenses incurred by the Fund. These expenses negatively impact the performance of the Fund. The Fund's past performance does not predict future performance.


                  PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                         MAY 1, 2013 - OCTOBER 31, 2013

          First Trust Senior      Markit iBoxx USD         S&P/LSTA Leveraged
              Loan Fund         Leveraged Loan Index         Loan 100 Index
5/1/13         $10,000                $10,000                   $10,000
10/31/13        10,092                 10,132                    10,122


FREQUENCY DISTRIBUTION OF DISCOUNTS AND PREMIUMS
BID/ASK MIDPOINT VS. NAV THROUGH OCTOBER 31, 2013

The following Frequency Distribution of Discounts and Premiums charts are provided to show the frequency at which the bid/ask midpoint price for the Fund was at a discount or premium to the daily NAV. The following tables are for comparative purposes only and represent the period May 2, 2013 (commencement of trading) through October 31, 2013. Shareholders may pay more than NAV when they buy Fund shares and receive less than NAV when they sell those shares because shares are bought and sold at current market price. Data presented represents past performance and cannot be used to predict future results.

                                   NUMBER OF DAYS BID/ASK MIDPOINT               NUMBER OF DAYS BID/ASK MIDPOINT
                                            AT/ABOVE NAV                                    BELOW NAV
                               0.00%-      0.50%-     1.00%-                 0.00%-     0.50%-      1.00%-
FOR THE PERIOD                 0.49%       0.99%      1.99%     >=2.00%      0.49%      0.99%       1.99%     >=2.00%
5/2/13 - 10/31/13                97          20          4          0           7          0           0          0

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013


                               INVESTMENT MANAGER

The First Trust Advisors L.P. ("First Trust") Leveraged Finance Investment Team is comprised of eleven experienced investment professionals specializing in below investment-grade securities. The team is comprised of portfolio management, research, trading and operations. As of October 31, 2013, the First Trust Leveraged Finance Team managed or supervised approximately $1.2 billion in senior secured bank loans and high-yield bonds. These assets are spread across various strategies, including a closed-end fund, an open-end fund, three exchange-traded funds, a series of unit investment trusts and an institutional separate account.

                           PORTFOLIO MANAGEMENT TEAM

WILLIAM HOUSEY, CFA - SENIOR VICE PRESIDENT, SENIOR PORTFOLIO MANAGER SCOTT D. FRIES, CFA - SENIOR VICE PRESIDENT, PORTFOLIO MANAGER
PETER FASONE, CFA - VICE PRESIDENT, PORTFOLIO MANAGER

                                   COMMENTARY

FIRST TRUST SENIOR LOAN FUND

The First Trust Senior Loan Fund (the "Fund" or "FTSL") is an actively managed exchange-traded fund. The Fund's primary investment objective seeks to provide high current income by investing primarily in a diversified portfolio of first lien senior floating rate loan interests ("Senior Loans"). The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest in at least 80% of its net assets in Senior Loans that are made predominantly to businesses operating in North America and may also invest up to 20% of its net assets in non-Senior Loan debt securities including high-yield bonds, warrants and equity securities. This commentary discusses the 12-month market performance ended October 31, 2013, and the Fund performance for the period May 1, 2013, to October 31, 2013.

MARKET RECAP

Capital markets overall were generally strong over the 12-month period but experienced volatility throughout the summer as investors speculated on when the Federal Reserve would begin to reduce its $85 billion per month Quantitative Easing ("QE") bond-buying economic stimulus program. Few investors expected the decision by the Federal Reserve to continue (in full) its QE bond buying at its September 18 meeting, and while Treasury yields were up significantly from the lows early in the year, Treasury yields plummeted more than 15 basis points in that one day. In October, investors faced additional market uncertainty as the Federal Government shutdown was a constant reminder of the wrangling in Washington, D.C. over a budget deal and the need to reach a consensus on the debt ceiling debate. Ultimately, the combination of the Government's decision to revisit the continuing resolution/debt ceiling debate early next year and the Federal Reserve maintaining its unprecedented bond buying binge, we believe, proved enough to leave fixed-income markets on solid footing in October.

Senior Loan Market

The S&P/LSTA Leveraged Loan 100 Index returned a fairly impressive 5.43% for the 12-month period ended October 31, 2013. Additionally, performance throughout the period was consistently positive with only two months posting negative performance.

From a credit-quality perspective, lower credit-rated issues provided the strongest performance over the period. Lower-quality CCC rated issues returned 12.51% over the period, significantly outperforming the returns of higher quality B rated issues at 5.33% and BB rated issues at 4.05%. The average price of loans in the market began the period at $96.4 and rose two points over the 12-month period to $97.9. This ending price was less than the high for the period, which was $98.4 at the end of April 2013.

High-Yield Bond Market

The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index returned 8.82% for the 12-month period ended October 31, 2013.

Similar to the returns in Senior Loans, lower-quality high-yield bonds outperformed higher-quality high-yield bonds over the period. Lower-quality CCC rated and below issues returned 16.04% in the period, which exceeded returns of higher quality B rated issues at 10.34% and BB rated issues at 5.91%. Average bonds prices rose during the period, from $103.4 to $103.7.

--------------------------------------------------------------------------------
PORTFOLIO COMMENTARY (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013


Credit Quality/Default Rates

One important factor helping support the positive returns for the period was the continuation of a strong credit environment. The trailing twelve-month default rate at the end of October 2013 was 1.91% for Senior Loans and 0.99% for high-yield bonds. The default rate remains well inside the long-term historical average for both Senior Loans and high-yield bonds. The long-term average default rate for Senior Loans is 3.28% (for the period March 1999 - October
2013), while the long-term average default rate for high-yield bonds is 3.54% (for the period March 1999 - October 2013).

Two market trends that have helped to keep default volumes in check have been solid corporate fundamentals and robust capital markets activity. Regarding corporate fundamentals, Senior Loan issuers that file their financial results publicly grew cash flows by approximately 6% year-over-year in the second quarter of 2013 (latest data available); this represents 16 straight quarters of cash flow growth. This extended period of cash flow growth has given companies the ability to strengthen their balance sheets. The second positive trend is the active capital markets, which provided companies the opportunity to refinance near-term debt maturities with longer-dated paper with a lower coupon. The process of extending maturities may help alleviate a potential catalyst for future defaults and the lower coupon eases a company's interest burden. Senior Loans maturing in 2014 stand at a mere $10.2 billion, down from $47.6 billion as of December 2012, and $140.3 billion as of year-end 2011. Overall, we believe that the combination of solid corporate performance and the extension of near-term debt maturities support our view that the default environment will remain modest. High yield maturities in both 2013 or 2014 stand at just $6.2 billion, down from $34.4 billion as of December 2012.


FUND PERFORMANCE

The Fund's inception date was May 1, 2013. The Fund's NAV and market performance from inception through October 31, 2013 were 0.92% and 1.16%, respectively, compared to the S&P/LSTA Leveraged Loan 100 Index (the "benchmark") return of 1.22% over the same time period.

The Fund's most recent monthly distribution of $0.155 per share is $0.018 per share lower than the initial distribution paid in May. High demand for Senior Loans resulted in declining yields as issuers have been able to refinance debt (e.g., the Fund's Senior Loan holdings) with lower-yielding loans. This trend resulted in a lower income profile for the Fund and is the primary reason for the distribution decrease. At the end of the period, the effective yield based on this distribution rate was 3.75%.

From a portfolio construction standpoint, the portfolio maintains an underweight position in the lowest credit quality issues (CCC rated and below) relative to the benchmark. We believe the risk/reward profile for these low quality issues is unattractive compared to higher credit rated B and BB rated issues.

We believe the Fund performed well over the period by nearly matching the benchmark return. Its slight underperformance was driven principally by the Fund's underweight position in the lowest credit quality issues (CCC rated and below). Good individual asset selection and diversification across issuers and industries contributed positively to Fund returns.

MARKET AND FUND OUTLOOK

Our outlook for the leveraged finance market (high-yield bonds and Senior Loans) remains positive. We believe the most significant threat to traditional fixed-income investors is interest-rate risk (duration risk); however, a modest default environment and slow but positive economic growth provides a firm fundamental backdrop for high-yield bonds and Senior Loans. In our opinion, if interest rates move higher, as we believe they will, high-yield bonds will likely be pressured, and we will see lower returns. Our analysis of the historically low yields and historically high prices within the high-yield market suggests that there is considerably more interest rate risk embedded in the high-yield market than history would indicate. Moreover, given the narrow yield differential between Senior Loans and high-yield bonds, we believe investors benefit more from the structural enhancements available for Senior Loans (i.e., senior secured position and floating interest rates) than the slight yield pick-up in high-yield bonds.

As we evaluate new investment opportunities for the portfolio, decisions will continue to be rooted in our rigorous bottom-up credit analysis with a specific focus on the opportunities that offer the best risk and reward balance. Through this process, we expect the portfolio will continue to favor higher credit quality in relation to the benchmark.

FIRST TRUST SENIOR LOAN FUND (FTSL)
UNDERSTANDING YOUR FUND EXPENSES
OCTOBER 31, 2013 (UNAUDITED)

As a shareholder of First Trust Senior Loan Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period (or since inception) and held through the six-month (or shorter) period ended October 31, 2013.

ACTUAL EXPENSES

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                           ANNUALIZED         EXPENSES PAID
                                                                                          EXPENSE RATIO     DURING THE PERIOD
                                                     BEGINNING            ENDING          BASED ON THE       MAY 1, 2013 (a)
                                                   ACCOUNT VALUE       ACCOUNT VALUE     NUMBER OF DAYS            TO
                                                  MAY 1, 2013 (a)    OCTOBER 31, 2013     IN THE PERIOD   OCTOBER 31, 2013 (b)
------------------------------------------------------------------------------------------------------------------------------------
FIRST TRUST SENIOR LOAN FUND (FTSL)
Actual                                              $1,000.00           $1,009.20             0.85%                $4.30
Hypothetical (5% return before expenses)            $1,000.00           $1,020.92             0.85%                $4.33

(a)  Inception date.

(b) Actual expenses are equal to the annualized expense ratio as indicated in the table, multiplied by the average account value over the period (May 1, 2013 through October 31, 2013), multiplied by 184/365. Hypothetical expenses are assumed for the most recent half-year period.

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2013

    PRINCIPAL                                                                            STATED
      VALUE                              DESCRIPTION                       RATE (a)   MATURITY (b)        VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS -- 88.5%

                  AEROSPACE & DEFENSE -- 1.9%
$        200,000  Alliant Techsystems, Term Loan B ...................     3.50%       10/31/20      $       200,666
         236,735  Beechcraft Holdings LLC, Term Loan .................     5.75%       02/14/20              239,547
         299,244  Booz Allen Hamilton, Inc., Refinance Term Loan B ...     3.75%       07/31/19              299,059
         333,958  DynCorp International, Inc., Term Loan .............     6.25%       07/07/16              336,463
         248,747  Sequa Corp., Initial Term Loan .....................     5.25%       06/19/17              250,458
         498,744  Transdigm, Inc., Term Loan C .......................     3.75%       02/28/20              498,848
                                                                                                     ---------------
                                                                                                           1,825,041
                                                                                                     ---------------

                  AGRICULTURAL PRODUCTS -- 1.1%
         600,000  Dole Food Co., Inc., Term Loan B ...................     4.50%       11/01/18              601,752
         498,750  Pinnacle Operating Corp., Term B Loans .............     4.75%       11/15/18              500,935
                                                                                                     ---------------
                                                                                                           1,102,687
                                                                                                     ---------------

                  ALTERNATIVE CARRIERS -- 0.7%
         400,000  Level 3 Financing, Inc., Term Loan B 2020 ..........     4.00%       01/15/20              401,668
         249,373  Telesat Canada, U.S. Term Loan B2 ..................     3.50%       03/28/19              250,466
                                                                                                     ---------------
                                                                                                             652,134
                                                                                                     ---------------

                  APPAREL RETAIL -- 0.8%
         298,496  Collective Brands, Inc., 2019 Term Loan ............     7.25%       10/09/19              298,123
         500,000  Neiman Marcus Group (The), Inc., Term Loans ........     5.00%       10/25/20              503,190
                                                                                                     ---------------
                                                                                                             801,313
                                                                                                     ---------------

                  APPLICATION SOFTWARE -- 3.1%
         498,744  Epicor Software Corp., Term Loan B .................     4.50%       05/16/18              501,552
         475,834  Flexera Software LLC, Term Loan ....................     5.00%       03/13/19              477,023
       1,220,919  Infor (U.S.), Inc. , Term Loan B2 ..................     5.25%       04/05/18            1,229,844
         700,000  Mitchell International, Inc., Initial Term Loan ....     4.50%       10/12/20              704,375
          50,000  Triple Point Technology, Inc., Term Loan ...........     5.25%       07/10/20               47,625
                                                                                                     ---------------
                                                                                                           2,960,419
                                                                                                     ---------------

                  ASSET MANAGEMENT & CUSTODY BANKS -- 1.2%
         394,667  Hamilton Lane Advisors LLC, Term Loan ..............     5.25%       02/28/18              393,680
         750,000  Nuveen Investments, Inc., Term Loan B, First Lien ..     4.17%       05/13/17              745,312
                                                                                                     ---------------
                                                                                                           1,138,992
                                                                                                     ---------------

                  AUTO PARTS & EQUIPMENT -- 1.4%
         393,191  ASP HHI Acquisition Co., Inc., Term Loan ...........     5.00%       10/05/18              395,483
         550,000  Metaldyne LLC, USD Term Loan .......................     5.00%       12/18/18              553,437
         399,000  Tower Automotive Holdings USA LLC, Refinancing
                     Term Loan .......................................     4.75%       04/23/20              403,158
                                                                                                     ---------------
                                                                                                           1,352,078
                                                                                                     ---------------

                  AUTOMOBILE MANUFACTURERS -- 0.5%
         497,455  Chrysler Group LLC, Term Loan B ....................     4.25%       05/24/17              501,684
                                                                                                     ---------------

                  AUTOMOTIVE RETAIL -- 0.1%
         100,000  Britax U.S. Holdings, Term Loan B, First Lien ......     4.50%       10/07/20              100,275
                                                                                                     ---------------



Page 8                  See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                                            STATED
      VALUE                              DESCRIPTION                       RATE (a)   MATURITY (b)        VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  BIOTECHNOLOGY -- 0.3%
$        248,356  Grifols, Inc., U.S. Term Loan B ....................     4.25%       06/01/17      $       249,883
                                                                                                     ---------------

                  BROADCASTING -- 4.4%
         338,617  Clear Channel Communications, Inc., Term Loan B ....     3.82%       01/29/16              328,218
         261,383  Clear Channel Communications, Inc., Term Loan D ....     6.92%       01/30/19              248,348
         400,000  Entravision Communications Corp., Term Loan B ......     3.50%       05/31/20              391,624
         238,745  FoxCo Acquisition Sub LLC, Initial Term Loan .......     5.50%       07/14/17              239,143
         473,724  Hubbard Radio LLC, Term Loan 1 .....................     4.50%       04/29/19              476,832
         500,000  Media General, Inc., Delayed Draw Term
                     Loan B (c) ......................................     3.25% (d)   07/31/20              501,565
         498,744  NEP/NCP Holdco, Inc., Refinanced Term Loan,
                     First Lien ......................................     4.75%       01/22/20              499,991
          39,683  Mission Broadcasting, Inc., Term Loan B2 ...........     3.75%       10/01/20               39,744
           7,937  Nexstar Broadcasting, Inc., Term Loan B2 ...........     3.75%       09/30/20                7,949
       1,497,500  Univision Communications, Inc., 2013 Converted
                     Extended Term Loan, First Lien ..................     4.50%       03/01/20            1,504,673
                                                                                                     ---------------
                                                                                                           4,238,087
                                                                                                     ---------------

                  BUILDING PRODUCTS -- 1.2%
         350,000  American Builders & Contractors Supply Co., Inc.,
                     Term Loan B .....................................     3.50%       04/16/20              350,220
         349,123  Apex Tool Group LLC, Term Loan .....................     4.50%       01/31/20              350,558
         485,067  Quikrete Holdings, Inc., Initial Term Loan, First
                     Lien ............................................     4.00%       09/28/20              487,061
                                                                                                     ---------------
                                                                                                           1,187,839
                                                                                                     ---------------

                  CASINOS & GAMING -- 7.8%
       2,000,000  Bally Technologies, Term Loan B ....................     4.25%       11/25/20            2,005,000
         150,000  Caesars Entertainment Operating Co., Inc., Term
                     Loan B ..........................................     7.00%       10/11/20              147,774
         500,000  Caesars Entertainment Operating Co., Inc., Term
                     Loan B6 .........................................     5.49%       01/28/18              468,605
       1,585,714  CityCenter Holdings LLC, Term Loan B, First Lien ...     5.00%       10/16/20            1,598,273
         748,125  Pinnacle Entertainment, Inc., Term Loan B2 .........     3.75%       08/13/20              748,656
         500,000  ROC Finance LLC, Term Loan B .......................     5.00%       06/20/19              488,750
       1,550,000  Scientific Games International, Inc., Initial Term
                     Loan ............................................     4.25%       10/18/20            1,550,000
         548,622  Station Casinos, Inc, Term Loan B ..................     5.00%       03/02/20              553,592
                                                                                                     ---------------
                                                                                                           7,560,650
                                                                                                     ---------------

                  COAL & CONSUMABLE FUELS -- 0.5%
         498,741  Arch Coal, Inc., Term Loan .........................     5.75%       05/16/18              483,260
                                                                                                     ---------------

                  COMMERCIAL PRINTING -- 0.6%
         547,868  Southern Graphic Systems, Term Loan ................     5.00%       10/17/19              550,607
                                                                                                     ---------------

                  COMMUNICATIONS EQUIPMENT -- 1.1%
         997,491  Alcatel-Lucent USA, Inc., U.S. Term Loan ...........     5.75%       01/30/19            1,011,416
                                                                                                     ---------------

                        See Notes to Financial Statements                 Page 9


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                                            STATED
      VALUE                              DESCRIPTION                       RATE (a)   MATURITY (b)        VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  COMPUTER HARDWARE -- 2.0%
$      1,097,222  Dell, Inc., Term Loan B ............................     4.50%       04/29/20      $     1,090,474
         828,125  Dell, Inc., Term Loan C ............................     3.75%       10/29/18              826,146
                                                                                                     ---------------
                                                                                                           1,916,620
                                                                                                     ---------------

                  CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS -- 0.3%
         250,000  Navistar, Inc., Term Loan B ........................     5.75%       08/17/17              254,687
                                                                                                     ---------------

                  CONSUMER FINANCE -- 1.5%
         298,496  Altisource Solutions S.a.r.l., Term Loan B .........     5.75%       11/27/19              299,989
         399,000  Home Loan Servicing Solutions Ltd., Initial Term
                     Loan ............................................     4.50%       06/26/20              400,995
         298,500  Ocwen Loan Servicing LLC, Initial Term Loan ........     5.00%       02/15/18              302,157
         400,246  Walter Investment Management Corp., Tranche B
                     Term Loans ......................................     5.75%       11/28/17              403,665
                                                                                                     ---------------
                                                                                                           1,406,806
                                                                                                     ---------------
                  DISTRIBUTORS -- 2.5%
       1,498,737  HD Supply, Inc., Term Loan .........................     4.50%       10/12/17            1,508,104
         886,538  WESCO Distribution, Inc., Term Loan B1 .............     4.50%       12/12/19              891,157
                                                                                                     ---------------
                                                                                                           2,399,261
                                                                                                     ---------------

                  DIVERSIFIED CHEMICALS -- 2.6%
       1,500,000  Huntsman International LLC, Term Loan B ............     3.75%       10/31/20            1,501,410
         704,461  Ineos U.S. Finance LLC, Term Loan ..................     4.00%       05/04/18              706,490
         248,723  Univar, Inc., Term Loan B ..........................     5.00%       06/30/17              244,528
                                                                                                     ---------------
                                                                                                           2,452,428
                                                                                                     ---------------

                  DIVERSIFIED REITS (REAL ESTATE INVESTMENT TRUSTS) -- 0.9%
         860,074  IStar Financial, Inc., Term Loan ...................     4.50%       10/15/17              863,730
                                                                                                     ---------------

                  EDUCATION SERVICES -- 1.6%
       1,498,744  Bright Horizons Family Solutions LLC , Term
                     Loan B ..........................................     4.00%       01/30/20            1,506,237
                                                                                                     ---------------

                  ELECTRIC UTILITIES -- 0.2%
         300,000  Texas Competitive Electric Holdings Co. LLC (TXU),
                     2014 Non-Extended Term Loan .....................     3.77%       10/10/14              201,813
                                                                                                     ---------------

                  ELECTRONIC EQUIPMENT & INSTRUMENTS -- 0.6%
         597,000  Allflex Holdings III, Inc., Initial Term Loan,
                     First Lien ......................................     4.25%       07/17/20              600,236
                                                                                                     ---------------

                  ENVIRONMENTAL & FACILITIES SERVICES -- 0.2%
         215,514  EnergySolutions LLC, Term Loan .....................     6.75%       08/15/16              216,997
                                                                                                     ---------------

                  HEALTH CARE EQUIPMENT -- 2.5%
         189,525  Biomet, Inc., Dollar Term Loan B2 ..................     3.67%       07/25/17              190,749
         747,366  DJO Finance LLC, Term Loan B .......................     4.75%       09/15/17              754,525
         404,231  Hologic, Inc., Refinancing Term Loan B .............     3.75%       08/01/19              406,050
          49,375  Ikaria Acquisition, Inc., Term Loan B, First Lien ..     7.25%       07/03/18               49,869
         498,750  Kinetic Concepts, Inc., Term Loan D1 ...............     4.50%       05/04/18              504,284
         493,750  Onex Carestream Finance LP, 2013 Term Loan, First
                     Lien ............................................     5.00%       06/07/19              498,934
                                                                                                     ---------------
                                                                                                           2,404,411
                                                                                                     ---------------

Page 10                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                                            STATED
      VALUE                              DESCRIPTION                       RATE (a)   MATURITY (b)        VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  HEALTH CARE FACILITIES -- 1.4%
$        477,870  Select Medical Corp., Series C, Term Loan B ........     4.00%       06/01/18      $       479,810
         582,291  Surgical Care Affiliates LLC, Class C Incremental
                     Term Loan .......................................     4.25%       06/30/18              579,379
         248,750  United Surgical Partners International, Inc., Term
                     Loan B ..........................................     4.75%       04/03/19              249,496
                                                                                                     ---------------
                                                                                                           1,308,685
                                                                                                     ---------------

                  HEALTH CARE SERVICES -- 3.6%
         298,496  Air Medical Group Holdings, Inc., Term Loan B1 .....     6.50%       06/30/18              301,481
         399,375  Apria Healthcare Group, Inc., Initial Term Loan ....     6.75%       04/05/20              404,527
         500,000  CHG Buyer Corp., Term Loan, First Lien .............     5.00%       11/19/19              505,000
         747,451  Envision Healthcare Corp., Initial Term Loan .......     4.00%       05/25/18              750,254
         250,000  Gentiva Health Services, Inc., Initial Term Loan C .     5.75%       10/18/18              249,063
         498,747  Healogics, Inc. , Term Loan B, First Lien ..........     5.25%       02/05/19              501,241
         250,000  U.S. Renal Care, Inc., Initial Term Loan ...........     5.25%       07/03/19              253,125
         500,000  U.S. Renal Care, Inc., Term Loan B1, First Lien ....     5.25%       07/03/19              506,250
                                                                                                     ---------------
                                                                                                           3,470,941
                                                                                                     ---------------

                  HEALTH CARE SUPPLIES -- 1.0%
         356,530  ConvaTec, Inc., Term Loan B ........................     4.00%       12/22/16              357,675
         599,047  Sage Products Holdings III LLC, Replacement Term
                     Loan, First Lien ................................     4.25%       12/13/19              601,671
                                                                                                     ---------------
                                                                                                             959,346
                                                                                                     ---------------

                  HEALTH CARE TECHNOLOGY -- 1.0%
         250,000  Healthport (CT Tech), Term Loan ....................     5.25%       10/04/19              250,000
         248,728  TriZetto Group (The), Inc. (TZ Merger Sub, Inc.),
                     Term Loan .......................................     4.75%       05/02/18              231,317
         498,123  VCPH Holdings/Wolverine Healthcare Analytics, Inc.
                     (Truven), Term Loan B ...........................     4.50%       05/31/19              499,867
                                                                                                     ---------------
                                                                                                             981,184
                                                                                                     ---------------

                  HOME ENTERTAINMENT SOFTWARE -- 0.9%
         875,000  Activision Blizzard, Term Loan .....................     3.25%       10/12/20              877,660
                                                                                                     ---------------

                  HOMEFURNISHING RETAIL -- 0.5%
         489,841  Serta Simmons Holdings LLC, Term Loan ..............     5.00%       10/01/19              492,457
                                                                                                     ---------------

                  HOTELS, RESORTS & CRUISE LINES -- 3.2%
       1,100,000  Four Seasons, Term Loan, First Lien ................     4.25%       06/27/20            1,108,250
       2,000,000  Hilton Worldwide, Initial Term Loan ................     4.00%       10/26/20            2,011,040
                                                                                                     ---------------
                                                                                                           3,119,290
                                                                                                     ---------------

                  HUMAN RESOURCE & EMPLOYMENT SERVICES -- 0.2%
         166,250  Genpact Ltd., Term Loan ............................     3.50%       08/30/19              166,735
                                                                                                     ---------------

                  HYPERMARKETS & SUPER CENTERS -- 1.4%
       1,345,733  BJ's Wholesale Club, Inc., 2013 Replacement Loan,
                     First Lien ......................................     4.25%       09/26/19            1,345,908
                                                                                                     ---------------

                        See Notes to Financial Statements                Page 11


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                                            STATED
      VALUE                              DESCRIPTION                       RATE (a)   MATURITY (b)        VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  INDEPENDENT POWER PRODUCERS & ENERGY TRADERS -- 1.6%
$      1,500,000  Calpine Corp., Delayed Draw Term Loan ..............     4.00%       10/31/20      $     1,505,385
                                                                                                     ---------------

                  INDUSTRIAL CONGLOMERATES -- 0.3%
         300,000  Gardner Denver, Inc., Initial Dollar Term Loan .....     4.25%       07/30/20              300,063
                                                                                                     ---------------

                  INDUSTRIAL MACHINERY -- 0.5%
         500,000  Husky Injection Molding Systems Ltd., Term Loan B ..     4.25%       06/30/18              502,750
                                                                                                     ---------------

                  INSURANCE BROKERS -- 1.7%
         445,408  Amwins Group, LLC, Term Loan, First Lien ...........     5.00%       09/06/19              446,384
         385,037  Confie Seguros Holding II Co., Term Loan B .........     6.50%       11/09/18              384,718
         475,000  HUB International Ltd., Term Loan B ................     4.75%       10/02/20              478,648
         349,121  USI, Inc., Initial Term Loan .......................     5.00%       12/27/19              351,013
                                                                                                     ---------------
                                                                                                           1,660,763
                                                                                                     ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 1.2%
         248,553  Avaya, Inc., Term Loan B3 ..........................     4.76%       10/26/17              229,556
         900,000  Cincinnati Bell, Inc., Term Loan B .................     4.00%       09/10/20              895,779
                                                                                                     ---------------
                                                                                                           1,125,335
                                                                                                     ---------------

                  LEISURE PRODUCTS -- 0.8%
         750,000  Live Nation Entertainment, Inc., Term Loan B1 ......     3.50%       08/17/20              751,875
                                                                                                     ---------------

                  LIFE SCIENCES TOOLS & SERVICES -- 1.9%
       1,348,945  Immucor, Inc., Term Loan B2 ........................     5.00%       08/19/18            1,355,123
         500,000  Quintiles Transnational Corp., Term Loan B2 ........     4.00%       06/08/18              501,875
                                                                                                     ---------------
                                                                                                           1,856,998
                                                                                                     ---------------

                  MANAGED HEALTH CARE -- 1.1%
       1,008,404  MultiPlan, Inc., Term Loan B1 ......................     4.00%       08/26/17            1,014,918
                                                                                                     ---------------

                  METAL & GLASS CONTAINERS -- 0.5%
         498,750  Pact Group (USA), Inc., Term Loan ..................     3.75%       05/29/20              494,077
                                                                                                     ---------------

                  MOVIES & ENTERTAINMENT -- 0.9%
         748,123  Alpha Topco Ltd., New Facility B (USD) .............     4.50%       04/30/19              755,605
          50,000  Lions Gate Entertainment Corp., Term Loan ..........     5.00%       07/19/20               49,938
         100,000  TWCC Holding Corp., Term Loan, Second Lien .........     7.00%       06/26/20              102,438
                                                                                                     ---------------
                                                                                                             907,981
                                                                                                     ---------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 0.5%
         425,000  Fieldwood Energy LLC, Closing Date Loan ............     3.88%       09/28/18              428,613
                                                                                                     ---------------

                  OTHER DIVERSIFIED FINANCIAL SERVICES -- 3.3%
       1,091,821  First Data Corp., 2017 Dollar Term Loan ............     4.17%       03/24/17            1,092,727
         565,000  Guggenheim Partners Investment Management
                     Holdings LLC, Initial Term Loan .................     4.25%       07/22/20              567,588
         400,000  MEI, Inc. , Term Loan ..............................     5.00%       08/21/20              400,500
         594,098  MoneyGram International, Inc., Term Loan ...........     4.25%       03/27/20              595,732
         299,250  National Financial Partners Corp., Term Loan B .....     5.25%       07/01/20              300,372
         248,750  Transfirst Holdings, Inc., Term Loan B1 ............     4.75%       12/27/17              248,646
                                                                                                     ---------------
                                                                                                           3,205,565
                                                                                                     ---------------

Page 12                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                                            STATED
      VALUE                              DESCRIPTION                       RATE (a)   MATURITY (b)        VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  PACKAGED FOODS & MEATS -- 2.3%
$         23,729  Bellisio Foods, Inc., Delayed Draw Term Loan (c) ...     4.25% (d)   08/01/19      $        23,699
          59,661  Bellisio Foods, Inc., Delayed Draw Term Loan .......     5.25%       08/01/19               59,587
         109,831  Bellisio Foods, Inc., Term Loan B ..................     5.25%       08/01/19              109,693
         497,494  Blue Buffalo Co. Ltd. (The), Term Loan B ...........     4.75%       08/08/19              502,469
         479,697  Boulder Brands, Inc., Term Loan ....................     5.00%       07/09/20              480,896
         298,489  Ferrara Candy Co., Term Loan B .....................     7.50%       06/06/18              285,710
         437,500  JBS USA LLC, Incremental Term Loan .................     3.75%       09/18/20              436,406
         350,000  New HB Acquisition LLC, Term Loan B ................     6.75%       04/09/20              359,040
                                                                                                     ---------------
                                                                                                           2,257,500
                                                                                                     ---------------

                  PAPER PACKAGING -- 0.6%
         300,000  Exopack Holding Corp., USD Term Loan ...............     5.25%       05/08/19              303,564
         248,744  Reynolds Group Holdings, Inc., U.S. Term Loan ......     4.75%       09/28/18              250,686
                                                                                                     ---------------
                                                                                                             554,250
                                                                                                     ---------------

                  PHARMACEUTICALS -- 3.1%
         500,000  IMS Health, Inc., Dollar Term Loan B1 ..............     3.75%       09/01/17              502,290
         998,119  Par Pharmaceutical Companies, Inc., Term Loan B1 ...     4.25%       09/30/19            1,000,913
       1,494,994  Valeant Pharmaceuticals International, Inc., Series
                     E Term Loan B ...................................     4.50%       08/05/20            1,514,100
                                                                                                     ---------------
                                                                                                           3,017,303
                                                                                                     ---------------

                  PROPERTY & CASUALTY INSURANCE -- 0.7%
         397,995  Cunningham Lindsey U.S., Inc., Initial Term Loan,
                     First Lien ......................................     5.00%       12/10/19              398,492
         142,500  Sedgwick Claims Management Services, Inc., Term
                     Loan B, First Lien ..............................     4.25%       06/12/18              143,302
         125,000  Sedgwick Claims Management Services, Inc., Term
                     Loan B, Second Lien .............................     8.00%       12/12/18              127,031
                                                                                                     ---------------
                                                                                                             668,825
                                                                                                     ---------------

                  PUBLISHING -- 0.1%
         123,744  Getty Images, Inc., Initial Term Loan ..............     4.75%       10/18/19              108,637
                                                                                                     ---------------

                  RESEARCH & CONSULTING SERVICES -- 1.0%
         299,250  Acosta, Inc., Term Loan B ..........................     4.25%       03/02/18              300,091
          26,000  Advantage Sales & Marketing, Inc., 2013 Other
                     Term Loan, Second Lien ..........................     8.25%       06/17/18               26,227
         249,372  Advantage Sales & Marketing, Inc., 2013 Term Loan,
                     First Lien ......................................     4.25%       12/18/17              251,554
         416,721  Information Resources, Inc., Term Loan .............     4.75%       09/30/20              418,154
                                                                                                     ---------------
                                                                                                             996,026
                                                                                                     ---------------
                  RESTAURANTS -- 0.5%
         485,079  Focus Brands, Inc., Refinancing Term Loan, First
                     Lien ............................................  4.25%-5.50%    02/21/18              484,475
                                                                                                     ---------------

                  SEMICONDUCTORS -- 1.1%
         398,000  Freescale Semiconductor, Inc., Term Loan B4 ........     5.00%       03/01/20              401,407
         660,000  Freescale Semiconductor, Inc., Term Loan B5 ........     5.00%       01/15/21              665,775
                                                                                                     ---------------
                                                                                                           1,067,182
                                                                                                     ---------------

                        See Notes to Financial Statements                Page 13


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                                            STATED
      VALUE                              DESCRIPTION                       RATE (a)   MATURITY (b)        VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
SENIOR FLOATING-RATE LOAN INTERESTS (Continued)

                  SPECIALIZED CONSUMER SERVICES -- 1.4%
$      1,320,637  Asurion LLC, Incremental Term Loan B1 ..............     4.50%       05/24/19      $     1,320,268
                                                                                                     ---------------

                  SPECIALIZED FINANCE -- 1.7%
         492,857  AlixPartners LLP, 2013 Recapitalization Term
                     Loan B2, First Lien .............................     5.00%       07/10/20              495,321
         890,214  Duff & Phelps Corp., Initial Term Loan .............     4.50%       04/23/20              889,662
         243,590  Fly Funding II S.a.r.l, Term Loan ..................     4.50%       08/08/18              244,808
                                                                                                     ---------------
                                                                                                           1,629,791
                                                                                                     ---------------

                  SPECIALTY CHEMICALS -- 1.0%
         298,500  Axalta Coating Systems Dutch Holding B B.V. &
                     Axalta Coating Systems U.S. Holdings, Inc.,
                     Initial Term Loan B .............................     4.75%       02/01/20              301,455
         271,132  AZ Chem U.S., Inc., Term Loan ......................     5.25%       12/22/17              273,233
         399,000  Tata Chemicals North America, Term Loan ............     3.75%       08/07/20              398,501
                                                                                                     ---------------
                                                                                                             973,189
                                                                                                     ---------------

                  STEEL -- 1.0%
         996,479  FMG Resources Pty Ltd., Term Loan ..................     5.25%       10/18/17              997,914
                                                                                                     ---------------

                  SYSTEMS SOFTWARE -- 4.0%
         998,750  Blue Coat Systems, Inc., Term Loan .................     4.50%       05/31/19            1,001,247
       1,600,000  BMC Software Finance, Inc., Initial US Term Loan ...     5.00%       09/10/20            1,615,200
         498,747  Vertafore, Inc., 2013 Term Loan ....................     4.25%       10/03/19              499,994
         778,050  Websense, Inc., Term Loan, First Lien ..............     4.50%       06/25/20              777,077
                                                                                                     ---------------
                                                                                                           3,893,518
                                                                                                     ---------------

                  TIRES & RUBBER -- 0.5%
         500,000  Goodyear Tire & Rubber (The) Co., Term Loan,
                     Second Lien .....................................     4.75%       04/30/19              505,415
                                                                                                     ---------------

                  WIRELESS TELECOMMUNICATION SERVICES -- 0.4%
         386,832  Syniverse Holdings, Inc., Term Loan B ..............     4.00%       04/23/19              387,606
                                                                                                     ---------------

                  TOTAL SENIOR FLOATING-RATE LOAN INTERESTS ......................................        85,278,019
                  (Cost $85,332,990)                                                                 ---------------



    PRINCIPAL                                                             STATED        STATED
      VALUE                              DESCRIPTION                      COUPON       MATURITY           VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
CORPORATE BONDS -- 6.4%

                  AEROSPACE & DEFENSE -- 0.3%
         250,000  Gencorp, Inc. (e) ..................................     7.13%       03/15/21              268,750
                                                                                                     ---------------

                  APPLICATION SOFTWARE -- 0.1%
          63,000  Audatex North America, Inc. (e) ....................     6.00%       06/15/21               65,362
          62,000  Audatex North America, Inc. (e) ....................     6.13%       11/01/23               63,240
                                                                                                     ---------------
                                                                                                             128,602
                                                                                                     ---------------
Page 14                 See Notes to Financial Statements


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                             STATED        STATED
      VALUE                              DESCRIPTION                      COUPON       MATURITY            VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
CORPORATE BONDS (Continued)

                  CONSUMER FINANCE -- 0.3%
$        300,000  Nationstar Mortgage LLC / Nationstar Capital Corp...     6.50%       07/01/21      $       296,250
                                                                                                     ---------------

                  DIVERSIFIED REAL ESTATE ACTIVITIES -- 0.3%
         250,000  KB Home ............................................     7.00%       12/15/21              258,125
                                                                                                     ---------------

                  HEALTH CARE EQUIPMENT -- 0.4%
          83,000  Alere, Inc..........................................     6.50%       06/15/20               85,490
         300,000  Kinetic Concepts, Inc. / KCI USA, Inc...............    10.50%       11/01/18              339,750
                                                                                                     ---------------
                                                                                                             425,240
                                                                                                     ---------------

                  HEALTH CARE FACILITIES -- 2.1%
       1,000,000  CHS/Community Health Systems, Inc...................     8.00%       11/15/19            1,088,750
         500,000  HCA Holdings, Inc...................................     7.75%       05/15/21              548,750
         170,000  Tenet Healthcare Corp. (e) .........................     6.00%       10/01/20              180,094
         250,000  Vantage Oncology LLC / Vantage Oncology Finance
                     Co. (e) .........................................     9.50%       06/15/17              256,250
                                                                                                     ---------------
                                                                                                           2,073,844
                                                                                                     ---------------

                  INTEGRATED TELECOMMUNICATION SERVICES -- 0.7%
         625,000  T-Mobile USA, Inc...................................     6.73%       04/28/22              662,500
                                                                                                     ---------------

                  LEISURE PRODUCTS -- 0.1%
          75,000  Live Nation Entertainment, Inc. (e) ................     7.00%       09/01/20               80,063
                                                                                                     ---------------

                  OIL & GAS STORAGE & TRANSPORTATION -- 0.1%
          63,000  Crestwood Midstream Partners LP / Crestwood
                     Midstream Finance Corp. (e) .....................     6.13%       03/01/22               64,575
                                                                                                     ---------------

                  PAPER PACKAGING -- 0.5%
         500,000  Reynolds Group Issuer, Inc. / Reynolds Group Issuer
                     LLC / Reynolds Group Issuer .....................     5.75%       10/15/20              518,750
                                                                                                     ---------------

                  RESTAURANTS -- 0.3%
         300,000  Seminole Hard Rock Entertainment, Inc. / Seminole
                     Hard Rock International LLC (e) .................     5.88%       05/15/21              294,563
                                                                                                     ---------------

                  SEMICONDUCTORS -- 0.1%
          85,000  Freescale Semiconductor, Inc. (e) ..................     6.00%       01/15/22               86,168
                                                                                                     ---------------

                  SPECIALTY CHEMICALS -- 0.8%
         750,000  Hexion U.S. Finance Corp............................     6.63%       04/15/20              765,000
                                                                                                     ---------------

                  TIRES & RUBBER -- 0.3%
         250,000  Goodyear Tire & Rubber (The) Co.....................     6.50%       03/01/21              265,625
                                                                                                     ---------------

                  TOTAL CORPORATE BONDS ..........................................................         6,188,055
                  (Cost $6,090,598)                                                                  ---------------


                        See Notes to Financial Statements                Page 15


FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

    PRINCIPAL                                                             STATED        STATED
      VALUE                              DESCRIPTION                      COUPON       MATURITY            VALUE
----------------  ----------------------------------------------------  -----------  -------------   ---------------
FOREIGN CORPORATE BONDS AND NOTES -- 0.6%

                  DIVERSIFIED CHEMICALS -- 0.3%
$        300,000  INEOS Group Holdings SA (e) ........................     6.13%       08/15/18      $       303,750
                                                                                                     ---------------

                  PHARMACEUTICALS -- 0.3%
         300,000  Capsugel SA (e) (f) ................................     7.00%       05/15/19              300,000
                                                                                                     ---------------

                  TOTAL FOREIGN CORPORATE BONDS AND NOTES ........................................           603,750
                  (Cost $597,213)                                                                    ---------------

                  TOTAL INVESTMENTS -- 95.5% .....................................................        92,069,824
                  (Cost $92,020,801) (g)
                  NET OTHER ASSETS AND LIABILITIES -- 4.5% .......................................         4,361,998
                                                                                                     ---------------
                  NET ASSETS -- 100.0% ...........................................................   $    96,431,822
                                                                                                     ===============

-----------------------------

   (a) Senior Floating-Rate Loan Interests ("Senior Loans") in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more United States banks or (iii) the certificate of deposit rate. Certain Senior Loans are subject to a LIBOR floor that establishes a minimum LIBOR rate. The interest rate shown reflects the rate in effect at October 31, 2013. When a range of rates is disclosed, the Fund holds more than one contract within the same tranche at varying rates.

   (b) Senior Loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of Senior Loans may be substantially less than the stated maturities shown.

   (c) Delayed Draw Loan (See Note 2C - Unfunded Loan Commitments in the Notes to Financial Statements).

   (d) Represents commitment fee rate on Unfunded Loan Commitment.

   (e) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A of the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P., the Fund's advisor. Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At October 31, 2013, securities noted as such amounted to $1,962,815 or 2.0% of net assets.

   (f) These notes are Senior Payment-in-Kind ("PIK") Toggle Notes ("Notes") whereby the issuer may, at its option, elect to pay interest on the Notes
       (1) entirely in cash or (2) entirely in PIK Interest. Interest paid in cash will accrue at the rate of 7.00% per annum ("Cash Interest Rate") and PIK Interest will accrue on the Notes at a rate per annum equal to the Cash Interest Rate plus 75 basis points.

   (g) Aggregate cost for federal income tax purposes is $92,051,234. As of October 31, 2013, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $420,932 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $402,342.


Page 16                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)
PORTFOLIO OF INVESTMENTS (CONTINUED)
OCTOBER 31, 2013

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of October 31, 2013 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                 ASSETS TABLE
                                                                                             LEVEL 2          LEVEL 3
                                                         TOTAL             LEVEL 1         SIGNIFICANT      SIGNIFICANT
                                                        VALUE AT           QUOTED          OBSERVABLE      UNOBSERVABLE
                                                       10/31/2013          PRICES            INPUTS           INPUTS
                                                     --------------     -------------    ---------------   ------------
Senior Floating-Rate Loan Interests*...............  $   85,278,019     $          --    $    85,278,019   $         --
Corporate Bonds*...................................       6,188,055                --          6,188,055             --
Foreign Corporate Bonds and Notes*.................         603,750                --            603,750             --
                                                     --------------     -------------    ---------------   ------------
Total Investments..................................  $   92,069,824     $          --    $   92,069,824    $         --
                                                     ==============     =============    ===============   ============

* See Portfolio of Investments for industry breakout.

All transfers in and out of the Levels during the period are assumed to be transferred on the last day of the period at their current value. There were no transfers between Levels at October 31, 2013.

                        See Notes to Financial Statements                Page 17


FIRST TRUST SENIOR LOAN FUND (FTSL)
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2013

ASSETS:
Investments, at value .....................................................   $   92,069,824
Cash ......................................................................       20,379,669
Receivables:
   Capital shares sold ....................................................        2,476,480
   Investment securities sold .............................................        1,357,267
   Interest ...............................................................          327,084
                                                                              --------------
      Total Assets ........................................................      116,610,324
                                                                              --------------
LIABILITIES:
Payables:
   Investment securities purchased ........................................       20,120,980
   Investment advisory fees ...............................................           57,522
                                                                              --------------
      Total Liabilities ...................................................       20,178,502
                                                                              --------------
NET ASSETS ................................................................   $   96,431,822
                                                                              ==============
NET ASSETS CONSIST OF:
Paid-in capital ...........................................................   $   96,512,923
Par value .................................................................           19,500
Accumulated net investment income (loss) ..................................               --
Accumulated net realized gain (loss) on investments .......................        (149,624)
Net unrealized appreciation (depreciation) on investments .................           49,023
                                                                              --------------
NET ASSETS ................................................................   $   96,431,822
                                                                              ==============
NET ASSET VALUE, per share.................................................   $        49.45
                                                                              ==============
Number of shares outstanding (unlimited number of shares
   (authorized, par value $0.01 per share) ................................        1,950,002
                                                                              --------------
Investments, at cost ......................................................   $   92,020,801
                                                                              ==============

Page 18                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)
STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 1, 2013 (a) THROUGH OCTOBER 31, 2013

INVESTMENT INCOME:
Interest ................................................................  $         949,238
                                                                           -----------------
   Total investment income ..............................................            949,238
                                                                           -----------------
EXPENSES:
Investment advisory fees ................................................            194,677
                                                                           -----------------
   Total expenses .......................................................            194,677
                                                                           -----------------
NET INVESTMENT INCOME (LOSS) ............................................            754,561
                                                                           -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments ..............................            (98,262)
   Net change in unrealized appreciation (depreciation) on investments ..             49,023
                                                                           -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) .................................            (49,239)
                                                                           -----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS ......................................................  $         705,322
                                                                           =================

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

                        See Notes to Financial Statements                Page 19

FIRST TRUST SENIOR LOAN FUND (FTSL)
STATEMENT OF CHANGES IN NET ASSETS
FOR THE PERIOD MAY 1, 2013 (a) THROUGH OCTOBER 31, 2013

OPERATIONS:
   Net investment income (loss) ......................................     $         754,561
   Net realized gain (loss) ..........................................               (98,262)
   Net change in unrealized appreciation (depreciation) ..............                49,023
                                                                           -----------------
   Net increase (decrease) in net assets resulting from operations ...               705,322
                                                                           -----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income .............................................              (805,923)
   Return of capital .................................................              (140,429)
                                                                           -----------------
   Total distributions to shareholders ...............................              (946,352)
                                                                           -----------------

SHAREHOLDER TRANSACTIONS:
   Proceeds from shares sold .........................................            96,672,852
                                                                           -----------------
   Total increase (decrease) in net assets ...........................            96,431,822
                                                                           -----------------

NET ASSETS:
   Beginning of period ...............................................                    --
                                                                           -----------------
   End of period .....................................................     $      96,431,822
                                                                           =================
   Accumulated net investment income (loss) at end of period .........     $              --
                                                                           =================

CHANGES IN SHARES OUSTANDING:
   Shares outstanding, beginning of period ...........................                    --
   Shares sold .......................................................             1,950,002
   Shares redeemed ...................................................                    --
                                                                           -----------------
   Shares outstanding, end of period .................................             1,950,002
                                                                           =================

(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

Page 20                 See Notes to Financial Statements

FIRST TRUST SENIOR LOAN FUND (FTSL)
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                              FOR THE PERIOD
                                                               5/1/2013 (a)
                                                                 THROUGH
                                                                10/31/2013
                                                              --------------

Net asset value, beginning of period                            $    50.00
                                                                ----------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                          0.90
Net realized and unrealized gain (loss)                              (0.45)
                                                                ----------
Total from investment operations                                      0.45
                                                                ----------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                                (0.85)
Return of capital                                                    (0.15)
                                                                ----------
Total distributions paid to shareholders                             (1.00)
                                                                ----------
Net asset value, end of period                                  $    49.45
                                                                ==========
TOTAL RETURN (b)                                                      0.92%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                            $   96,432
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                         0.85% (c)
Ratio of net investment income (loss) to average net assets           3.29% (c)
Portfolio turnover rate (d)                                             51%


(a) Inception date is consistent with the commencement of investment operations and is the date the initial creation units were established.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The return presented does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return is calculated for the time period presented and is not annualized for periods of less than a year.

(c) Annualized.

(d) Portfolio turnover is calculated for the time period presented and is not annualized for periods of less than a year and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

                        See Notes to Financial Statements                Page 21

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013


                                1. ORGANIZATION

First Trust Exchange-Traded Fund IV (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on September 15, 2010, and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act").

The Trust currently consists of three active funds. This report covers the First Trust Senior Loan Fund (the "Fund"), which is currently listed and traded on the NASDAQ(R) Stock Market, LLC ("NASDAQ") under the ticker "FTSL". Unlike conventional mutual funds, the Fund issues and redeems shares on a continuous basis, at net asset value ("NAV"), only in large specified blocks consisting of 50,000 shares called a "Creation Unit." Creation Units are issued and redeemed for securities in which the Fund invests or for cash or, in certain circumstances, both. Except when aggregated in Creation Units, the shares are not redeemable securities of the Fund.

The Fund is an actively managed exchange-traded fund. The Fund's primary investment objective is to provide high current income by investing primarily in a portfolio of first lien senior floating rate loan interests ("Senior Loans")1. The Fund's secondary investment objective is the preservation of capital. Under normal market conditions, the Fund will invest in at least 80% of its net assets in Senior Loans that are made predominantly to businesses operating in North America and may also invest up to 20% of its net assets in non-Senior Loan debt securities including high-yield bonds, warrants and equity securities. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. Portfolio Valuation

The Fund's NAV is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. The Fund's securities will be valued as follows:

   Senior Loans in which the Fund invests are not listed on any securities exchange or board of trade. Senior Loans are typically bought and sold by institutional investors in individually negotiated private transactions that function in many respects like an over-the-counter secondary market, although typically no formal market-makers exist. This market, while having grown substantially since its inception, generally has fewer trades and less liquidity than the secondary market for other types of securities. Some Senior Loans have few or no trades, or trade infrequently, and information regarding a specific Senior Loan may not be widely available or may be incomplete. Accordingly, determinations of the market value of Senior Loans may be based on infrequent and dated information. Because there is less reliable, objective data available, elements of judgment may play a greater role in valuation of Senior Loans than for other types of securities. Typically, Senior Loans are valued using information provided by a third party pricing service. The third party pricing service primarily uses over-the-counter pricing from dealer runs and broker quotes from indicative sheets to value the Senior Loans.

   Corporate bonds, corporate notes and other debt securities are valued on the basis of valuations provided by dealers who make markets in such securities or by an independent pricing service approved by the Trust's Board of Trustees, which may use the following valuation inputs when available:

   1) benchmark yields;

   2) reported trades;

   3) broker/dealer quotes;

   4) issuer spreads;

-------------------------
(1) The terms "security" and "securities" used throughout the Notes to Financial Statements indicate Senior Loans.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013

   5) benchmark securities;

   6) bids and offers; and

   7) reference data including market research publications.

   Common stocks and other equity securities listed on any national or foreign exchange (excluding NASDAQ and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last price on the exchange on which they are principally traded or, for NASDAQ and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

   Securities traded in an over-the-counter market are valued at the midpoint between the bid and the asked price, if available, and otherwise at the closing bid prices.

   Debt securities having a remaining maturity of sixty days or less when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board of Trustees or its delegate at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by the Fund generally results in prices used by the Fund that may differ from current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities, including, but not limited to, the following:

   1) the fundamental business data relating to the borrower/issuer;

   2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

   3) the type, size and cost of a security;

   4) the financial statements of the borrower/issuer;

   5) the credit quality and cash flow of the borrower/issuer, based on the Advisor's or external analysis;

   6) the information as to any transactions in or offers for the security;

   7) the price and extent of public trading in similar securities of the borrower/issuer, or comparable companies;

   8) the coupon payments;

   9) the quality, value and salability of collateral, if any, securing the security;

  10) the business prospects of the borrower/issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the borrower's/issuer's management;

  11) the prospects for the borrower's/issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry;

  12) borrower's/issuer's competitive position within the industry;

  13) borrower's/issuer's ability to access additional liquidity through public and/or private markets; and

  14) other relevant factors.


The Fund is subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

   o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

       o Quoted prices for similar investments in active markets.

       o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

       o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

       o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013

   o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value the Fund's investments as of October 31, 2013, is included with the Fund's Portfolio of Investments.

B. Securities Transactions and Investment Income

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method over the expected life of each respective borrowing.

Securities purchased or sold on a when-issued, delayed-delivery or forward purchase commitment basis may have extended settlement periods. The value of the security so purchased is subject to market fluctuations during this period. Due to the nature of the Senior Loan market, the actual settlement date may not be certain at the time of the purchase or sale for some of the Senior Loans. Interest income on such Senior Loans is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued, delayed delivery or forward purchase commitments. The Fund had no when-issued, delayed-delivery, or forward purchase commitments other than the unfunded commitments discussed below as of October 31, 2013.

C. Unfunded Loan Commitments

The Fund may enter into certain loan commitments, all or a portion of which may be unfunded. The Fund is obligated to fund these loan commitments at the borrower's discretion. The Fund had unfunded delayed draw loan commitments of $523,729 as of October 31, 2013.

D. Dividends and Distribution to Shareholders

Dividends from net investment income, if any, are declared and paid monthly by the Fund. The Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom the shares were purchased makes such option available. Such shares will generally be reinvested by the broker based upon the market price of those shares and investors may be subject to customary brokerage commissions charged by the broker.

Distributions from net investment income and realized capital gains are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Fund and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by the Fund during the period ended October 31, 2013 was as follows:

                 Distributions        Distributions        Distributions
                   paid from            paid from            paid from
                   Ordinary              Capital             Return of
                    Income                Gains               Capital
                 -------------        -------------        -------------
                 $     805,923        $          --        $     140,429


As of October 31, 2013, the components of distributable earnings on a tax basis for the Fund were as follows:

                                       Accumulated               Net
                 Undistributed         Capital and           Unrealized
                   Ordinary               Other             Appreciation
                    Income             Gain (Loss)         (Depreciation)
                 -------------         -----------         -------------
                 $          --         $  (119,191)        $      18,590

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013

E. Income Taxes

The Fund intends to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, the Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of the Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Fund intends to utilize provisions of the federal income tax laws, which allow it to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. As of October 31, 2013, the Fund has short-term capital loss carryforwards of $119,191 that may be carried forward indefinitely. The Fund is subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership.

The Fund is subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. As of October 31, 2013, management has evaluated the application of these standards to the Fund and has determined that no provision for income tax is required in the Fund's financial statements for uncertain tax positions.

In order to present paid-in capital and accumulated net realized gain (loss) on investments on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, accumulated net investment income (loss) and accumulated net realized gain (loss) on investments. These adjustments are primarily due to the difference between book and tax treatments of premium amortization and paydown gains and losses on various investment securities held by the Fund. The results of operations and net assets were not affected by these adjustments. For the period ended October 31, 2013, the adjustments for the Fund were as follows:

                                    Accumulated
               Accumulated         Net Realized
             Net Investment         Gain (Loss)            Paid-in
              Income (Loss)       on Investments           Capital
             --------------       --------------           --------
             $       51,362       $      (51,362)          $     --

F. Expenses

Expenses, other than the investment advisory fee and other excluded expenses, are paid by First Trust Advisors L.P. ("First Trust" or the "Advisor")
(See Note 3).

G. Accounting Pronouncement

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update No. 2011-11 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2011-11"). This disclosure requirement is intended to help investors and other financial statement users better assess the effect or potential effect of offsetting arrangements on a fund's financial position. ASU 2011-11 requires entities to disclose both gross and net information about both instruments and transactions eligible for offset on the Statements of Assets and Liabilities, and disclose instruments and transactions subject to master netting or similar agreements. In addition, in January 2013, FASB issued Accounting Standards Update No. 2013-1 "Clarifying the Scope of Offsetting Assets and Liabilities" ("ASU 2013-1"), specifying which transactions are subject to offsetting disclosures. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. ASU 2011-11 and ASU 2013-1 are effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. There was no material impact on the current financial statements as a result of these new standards.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Fund, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013

Pursuant to the Investment Management Agreement, First Trust manages the investment of the Fund's assets and is responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding fee payments under the Investment Management Agreement, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution and service fees pursuant to a 12b-1 plan, if any, and extraordinary expenses. The Fund has agreed to pay First Trust an annual unitary management fee equal to 0.85% of its average daily net assets.

The Trust has multiple service agreements with The Bank of New York Mellon ("BNYM"). Under the service agreements, BNYM performs custodial, fund accounting, certain administrative services, and transfer agency services for the Trust. As custodian, BNYM is responsible for custody of the Trust's assets. As fund accountant and administrator, BNYM is responsible for maintaining the books and records of the Trust's securities and cash. As transfer agent, BNYM is responsible for maintaining shareholder records for the Trust. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer of $125,000 per year and an annual per fund fee of $4,000 for each closed-end fund or other actively managed fund and $1,000 for each index fund in the First Trust Fund Complex. The fixed annual retainer is allocated pro rata among each fund in the First Trust Fund Complex based on net assets.

Additionally, the Lead Independent Trustee is paid $15,000 annually, the Chairman of the Audit Committee is paid $10,000 annually, and each of the Chairmen of the Nominating and Governance Committee and the Valuation Committee is paid $5,000 annually to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee Chairman will serve two-year terms until December 31, 2013, before rotating to serve as Chairman of another Committee or as Lead Independent Trustee. After December 31, 2013, the Lead Independent Trustee and Committee Chairmen will rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2013, the cost of purchases and proceeds from sales of investment securities for the Fund, excluding short-term investments and in-kind transactions, was $118,123,915 and $25,992,462, respectively.

For the period ended October 31, 2013, there were no in-kind purchases or sales for the Fund.

                                 5. BORROWINGS

Effective March 28, 2013, the First Trust Series Fund and the First Trust Variable Insurance Trust entered into a $20 million Committed Line of Credit ("Line of Credit") with The Bank of Nova Scotia ("Scotia") to be a liquidity backstop during periods of high redemption volume. On July 30, 2013, the Line of Credit was increased to $50 million and the First Trust Exchange-Traded Fund III and the Trust were added to the Credit Agreement. A commitment fee of 0.125% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by Scotia, which First Trust will allocate amongst the funds that have access to the Line of Credit. To the extent that the Fund accesses the credit line, there would also be an interest fee charged.

                 6. CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. In order to purchase Creation Units of the Fund, an investor must deposit (i) a designated portfolio of securities determined by First Trust (the "Deposit Securities") and generally make or receive a cash payment referred to as the "Cash Component," which is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the market value of the Deposited Securities, and/or (ii) cash in lieu of all or a portion of the Deposited Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component. Purchasers of Creation Units must pay to BNYM, as transfer agent, a creation fee (the "Creation Transaction Fee") regardless of the number of Creation Units purchased in the transaction. The Creation Transaction Fee is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Creation Transaction Fee is currently $500. The price for each Creation Unit will equal the daily NAV per share times the number of shares in a Creation Unit plus the fees described above and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. When the Fund permits an Authorized Participant to substitute cash or a different security in lieu of depositing one or more of the requisite Deposit

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                                OCTOBER 31, 2013

Securities, the Authorized Participant may also be assessed an amount to cover the cost of purchasing the Deposit Securities and/or disposing of the substituted securities, including operational processing and brokerage costs, transfer fees, stamp taxes, and part or all of the spread between the expected bid and offer side of the market related to such Deposit Securities and/or substitute securities.

Parties redeeming Creation Units must pay to BNYM, as transfer agent, a redemption transaction fee (the "Redemption Transaction Fee"), regardless of the number of Creation Units redeemed in the transaction. The Redemption Transaction Fee may vary and is based on the composition of the securities included in the Fund's portfolio and the countries in which the transactions are settled. The Redemption Transaction Fee is currently $500. The Fund reserves the right to effect redemptions in cash. An Authorized Participant may request cash redemption in lieu of securities; however, the Fund may, in its discretion, reject any such request.

                              7. DISTRIBUTION PLAN

The Board of Trustees adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to reimburse First Trust Portfolios L.P. ("FTP"), the distributor of the Fund, for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are Authorized Participants for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Fund, and pursuant to a contractual arrangement, no 12b-1 fees will be paid any time before April 1, 2014.

                               8. INDEMNIFICATION

The Trust, on behalf of the Fund, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined there were the following subsequent events:

On November 20, 2013, the Fund declared a dividend of $0.1550 per share to Common Shareholders of record on November 25, 2013, payable November 29, 2013.

On December 17, 2013, the Fund declared a dividend of $0.1550 per share to Common Shareholders of record on December 20, 2013, payable December 31, 2013.

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of First Trust Senior Loan Fund:

We have audited the accompanying statement of assets and liabilities of First Trust Senior Loan Fund, a series of the First Trust Exchange-Traded Fund IV (the "Fund"), including the portfolio of investments, as of October 31, 2013, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2013 by correspondence with the Fund's custodian, brokers, and agent banks; where replies were not received, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Trust Senior Loan Fund as of October 31, 2013, and the results of its operations, changes in its net assets, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Chicago, Illinois
December 20, 2013

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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2013 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies and information on how the Fund voted proxies relating to its portfolio securities during the most recent period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Trust files its complete schedule of the Fund's portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Trust's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                            FEDERAL TAX INFORMATION

For the taxable period ended October 31, 2013, the following percentages of income dividend paid by the Fund qualify for the dividends received deduction available to corporations and is hereby designated as qualified dividend income:

        Dividends Received Deduction                Qualified Dividend Income
        ----------------------------               --------------------------
                    0.00%                                     0.00%

                              RISK CONSIDERATIONS

RISKS ARE INHERENT IN ALL INVESTING. YOU SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVE, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. YOU CAN DOWNLOAD THE FUND'S PROSPECTUS AT HTTP://WWW.FTPORTFOLIOS.COM OR CONTACT FIRST TRUST PORTFOLIOS L.P. AT (800) 621-1675 TO REQUEST A PROSPECTUS, WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND. FOR ADDITIONAL INFORMATION ABOUT THE RISKS ASSOCIATED WITH INVESTING IN THE FUND, PLEASE SEE THE FUND'S STATEMENT OF ADDITIONAL INFORMATION, AS WELL AS OTHER REGULATORY FILINGS. READ THESE DOCUMENTS CAREFULLY BEFORE YOU INVEST. FIRST TRUST PORTFOLIOS L.P. IS THE DISTRIBUTOR OF THE FIRST TRUST EXCHANGE-TRADED FUND IV.

The following summarizes some of the risks that should be considered for the Fund.

The First Trust Senior Loan Fund currently intends to effect a significant portion of creations and redemptions for cash, rather than in-kind securities. As a result, an investment in the Fund may be less tax-efficient than an investment in an exchange-traded fund that effects its creations and redemptions for in-kind securities. Because the Fund principally effects redemptions for cash, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. A sale of shares may result in capital gains or losses, and may also result in higher brokerage costs.

The First Trust Senior Loan Fund is subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments. Credit risk may be heightened for the Fund because it may invest a substantial portion of its net assets in high yield or "junk" debt; such securities, while generally offering higher yields than investment-grade debt with similar maturities, involve greater risks, including the possibility of dividend or interest deferral, default or bankruptcy, and are regarded as predominantly speculative with respect to the issuer's capacity to pay dividends or interest and repay principal. Credit risk is heightened for loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy.

The First Trust Senior Loan Fund invests in high yield securities. High yield securities, or "junk" bonds, are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2013 (UNAUDITED)

If interest rates fall, the income from the First Trust Senior Loan Fund's portfolio will likely decline if the Fund holds floating rate debt that will adjust lower with falling interest rates. For loans, interest rates typically reset periodically.

The First Trust Senior Loan Fund is subject to interest rate risk. Interest rate risk is the risk that the value of the debt securities in the Fund will decline because of rising market interest rates. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments. Duration is a common measure of interest rate risk, which measures a bond's expected life on a present value basis, taking into account the bond's yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond's price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond's price sensitivity is to changes in interest rates.

The First Trust Senior Loan Fund invests a substantial portion of its assets in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Fund may have particular difficulty selling its assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by Fund shareholders.

The First Trust Senior Loan Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund's investment portfolio, the Advisor will apply investment techniques and risk analyses that may not have the desired result. There can be no guarantee that the Fund will meet its investment objectives.

The First Trust Senior Loan Fund is classified as "non-diversified" under the Investment Company Act of 1940, as amended. As a result, the Fund is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended. The Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly concentrated in certain issuers.

Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards; and less government supervision and regulation of exchanges in foreign countries.

Secured loans that are not first lien, loans that are unsecured and debt securities are subject to many of the same risks that affect Senior Loans; however they are often unsecured and/or lower in the issuer's capital structure than Senior Loans, and thus may be exposed to greater risk of default and lower recoveries in the event of a default. This risk can be further heightened in the case of below investment grade instruments. Additionally, most fixed-income securities are fixed-rate and thus are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates.

The First Trust Senior Loan Fund is subject to loan prepayment risk. Loans are subject to pre-payment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Fund derives interest income will be reduced. The Fund may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

An investment in Senior Loans subjects the First Trust Senior Loan Fund to credit risk, which is heightened for Senior Loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior Loans are usually rated below investment grade but may also be unrated. An economic downturn would generally lead to a higher non-payment rate, and a Senior Loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a Senior Loan may decline in value or become illiquid, which would adversely affect the loan's value. Unlike the securities markets, there is no central clearinghouse for Senior Loan trades, and the Senior Loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in Senior Loans may have uncertain settlement time periods. Senior Loans are subject to a number of risks described elsewhere in this prospectus, including liquidity risk and the risk of investing in below investment grade fixed-income instruments.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2013 (UNAUDITED)

                               ADVISORY AGREEMENT

Board Considerations Regarding Approval of Investment Management Agreement

The Board of Trustees of the First Trust Exchange-Traded Fund IV (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. ("First Trust") for First Trust Senior Loan Fund (the "Fund") for an initial two year term at a meeting held on March 10-11, 2013. The Board of Trustees determined that the Agreement is in the best interests of the Fund in light of the extent and quality of services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement, the Independent Trustees received a report in advance of the Board meeting that, among other things, outlined the services to be provided by First Trust to the Fund (including the relevant personnel responsible for these services and their experience); the proposed unitary fee structure for the Fund as compared to fees charged by investment advisors to other relevant exchange-traded funds ("ETFs"), including data on fees and expense ratios of other actively managed ETFs, and as compared to fees charged to other First Trust clients with similar investment objectives, and to other funds (including ETFs) managed by First Trust; the estimated expenses to be incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on First Trust; fall out benefits to First Trust and First Trust Portfolios L.P.; and a summary of First Trust's compliance program. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by First Trust. The Board applied its business judgment to determine whether the arrangement between the Trust and First Trust is a reasonable business arrangement from the Fund's perspective as well as from the perspective of shareholders.

In evaluating whether to approve the Agreement, the Board considered the nature, extent and quality of services to be provided by First Trust under the Agreement, and considered that First Trust employees provide management services to other ETFs and to other investment companies in the First Trust Fund Complex with diligence and care. The Board considered that, unlike most other ETFs to which First Trust currently provides management services, the Fund is not designed to track the performance of an index, and investment decisions will be the primary responsibility of First Trust. At the meeting, the Trustees received a presentation from one of the proposed portfolio managers for the Fund and were able to ask questions about the First Trust Leveraged Finance Investment Team's proposed investment strategies for the Fund. The Board noted that the First Trust Leveraged Finance Investment Team manages the First Trust Senior Floating Rate Income Fund II, a closed-end senior loan fund, and the First Trust Short Duration High Income Fund, an open-end fund investing primarily in high yield debt securities, each with similar investment objectives and strategies to the Fund and overseen by the Board. The Board also considered the compliance program that had been developed by First Trust and the skills of its employees who would be working with the Fund. It also considered the efforts expended by First Trust in organizing the Trust and in arranging for other entities to provide services to the Fund. Since the Fund had yet to commence investment operations, the Board could not consider the investment performance of the Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of services to be provided to the Fund by First Trust under the Agreement are expected to be satisfactory.

The Board reviewed information regarding the proposed unitary fee structure for the Fund. The Board noted that under the unitary fee arrangement, the Fund would pay First Trust a fee equal to an annual rate of 0.85% of its average daily net assets and that First Trust would be responsible for the Fund's expenses, including the cost of transfer agency, custody, fund administration, legal, audit and other services, but excluding interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, service fees and distribution fees pursuant to a Rule 12b-1 plan, if any, and extraordinary expenses. The Board reviewed information provided by First Trust and Lipper Inc. ("Lipper"), an independent source, for the Fund on the advisory fees and expense ratios of other relevant ETFs. The Board noted the limitations on the comparability of the ETFs in each of the First Trust and Lipper peer groups with the Fund, noting that only one of the comparable ETFs was an actively managed ETF. The Board also considered information provided by First Trust on the advisory fees and expense ratios of all other actively managed ETFs brought to market through January 2013, noting there are differences in investment strategies between the Fund and most of these actively managed ETFs, and that the expense ratio (after fee waivers) of the most similar actively managed ETF was higher than the unitary fee for the Fund. The Board considered the total expense ratios (after fee waivers or expense reimbursements) of other First Trust ETFs, including First Trust ETFs that pay a unitary fee, noting that the Fund's proposed unitary fee was equal to or higher than the total expense ratios (after fee waivers or expense reimbursements) and unitary fees of all but two of the other First Trust ETFs currently in operation, but none of the other First Trust ETFs with lower expense ratios (after fee waivers or expense reimbursements) or lower

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2013 (UNAUDITED)

unitary fees are actively managed. The Board also considered the advisory fees paid by each of the closed-end and open-end funds with similar investment objectives that are managed by First Trust. In light of the nature, extent and quality of services expected to be provided under the Agreement, the Board determined that the proposed unitary fee for the Fund was fair and reasonable.

The Board considered that the proposed unitary fee for the Fund was not structured to pass the benefits of any economies of scale on to shareholders as the Fund's assets grow. The Trustees noted that any reduction in fixed costs associated with the management of the Fund would benefit First Trust, but that a unitary fee structure provides certainty in expenses for the Fund. The Board noted that First Trust has continued to invest in personnel and infrastructure for the First Trust Fund Complex. The Board took the costs to be borne by First Trust in connection with its services to be performed for the Fund under the Agreement into consideration and noted that First Trust was unable to estimate the profitability of the Agreement to First Trust. The Board considered that First Trust had identified as a fall out benefit to First Trust and First Trust Portfolios L.P. their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with First Trust. The Board also noted that First Trust would not utilize soft dollars in connection with its management of the Fund's portfolio.

Based on all the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

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--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2013 (UNAUDITED)


The Trust's statement of additional information includes additional information about the Trustees and is available, without charge, upon request, by calling
(800) 988-5891.

                                                                                                    NUMBER OF           OTHER
                                                                                                  PORTFOLIOS IN    TRUSTEESHIPS OR
                                  TERM OF OFFICE                                                 THE FIRST TRUST    DIRECTORSHIPS
    NAME, ADDRESS,                AND YEAR FIRST                                                  FUND COMPLEX     HELD BY TRUSTEE
   DATE OF BIRTH AND                ELECTED OR                 PRINCIPAL OCCUPATIONS               OVERSEEN BY       DURING PAST
POSITION WITH THE TRUST             APPOINTED                   DURING PAST 5 YEARS                  TRUSTEE           5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                        INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Richard E. Erickson, Trustee     o Indefinite Term   Physician; President, Wheaton                     105        None
c/o First Trust Advisors L.P.                        Orthopedics; Limited Partner, Gundersen
120 East Liberty Drive,          o Since Inception   Real Estate Limited Partnership;
  Suite 400                                          Member, Sportsmed LLC
Wheaton, IL 60187
D.O.B.: 04/51


Thomas R. Kadlec, Trustee        o Indefinite Term   President (March 2010 to Present), Senior         105        Director of ADM
c/o First Trust Advisors L.P.                        Vice President and Chief Financial Officer                   Investor Services,
120 East Liberty Drive,          o Since Inception   (May 2007 to March 2010), ADM Investor                       Inc. and ADM
  Suite 400                                          Services, Inc. (Futures Commission                           Investor Services,
Wheaton, IL 60187                                    Merchant)                                                    International
D.O.B.: 11/57


Robert F. Keith, Trustee         o Indefinite Term   President (2003 to Present), Hibs                 105        Director of
c/o First Trust Advisors L.P.                        Enterprises (Financial and Management                        Trust Company
120 East Liberty Drive,          o Since Inception   Consulting)                                                  of Illinois
  Suite 400
Wheaton, IL 60187
D.O.B.: 11/56


Niel B. Nielson, Trustee         o Indefinite Term   President and Chief Executive Officer             105        Director of
c/o First Trust Advisors L.P.                        (June 2012 to Present), Dew Learning LLC                     Covenant
120 East Liberty Drive,          o Since Inception   (Educational Products and Services);                         Transport Inc.
  Suite 400                                          President (June 2002 to June 2012), Covenant
Wheaton, IL 60187                                    College
D.O.B.: 03/54

------------------------------------------------------------------------------------------------------------------------------------
                                                         INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
James A. Bowen(1), Trustee,      o Indefinite Term   Chief Executive Officer (December 2010            105        None
Chairman of the Board                                to Present), President (until December
120 East Liberty Drive,          o Since Inception   2010), First Trust Advisors L.P. and First
  Suite 400                                          Trust Portfolios L.P.; Chairman of the
Wheaton, IL 60187                                    Board of Directors, BondWave LLC
D.O.B.: 09/55                                        (Software Development Company/
                                                     Investment Advisor) and Stonebridge
                                                     Advisors LLC (Investment Advisor)

-----------------------------

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Trust.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2013 (UNAUDITED)

    NAME, ADDRESS          POSITION AND OFFICES        TERM OF OFFICE AND                      PRINCIPAL OCCUPATIONS
  AND DATE OF BIRTH             WITH TRUST             LENGTH OF SERVICE                        DURING PAST 5 YEARS
------------------------------------------------------------------------------------------------------------------------------------
                                                  OFFICERS WHO ARE NOT TRUSTEES(2)
------------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley         President and Chief          o  Indefinite Term        Chief Operating Officer (December 2010 to Present)
120 E. Liberty Drive,   Executive Officer                                      and Chief Financial Officer, First Trust Advisors
   Suite 400                                         o  Since Inception        L.P. and First Trust Portfolios L.P.; Chief Financial
Wheaton, IL 60187                                                              Officer, BondWave LLC (Software Development
D.O.B.: 11/57                                                                  Company/Investment Advisor) and Stonebridge
                                                                               Advisors LLC (Investment Advisor)

James M. Dykas          Treasurer, Chief Financial   o  Indefinite Term        Controller (January 2011 to Present), Senior Vice
120 E. Liberty Drive,   Officer and Chief                                      President (April 2007 to January 2011), First Trust
   Suite 400            Accounting Officer           o  Since Inception        Advisors L.P. and First Trust Portfolios L.P.
Wheaton, IL 60187
D.O.B.: 01/66

W. Scott Jardine        Secretary and Chief          o  Indefinite Term        General Counsel, First Trust Advisors L.P. and First
120 E. Liberty Drive,   Legal Officer                                          Trust Portfolios L.P.; Secretary, BondWave LLC
   Suite 400                                         o  Since Inception        (Software Development Company/Investment
Wheaton, IL 60187                                                              Advisor) and Stonebridge Advisors LLC
D.O.B.: 05/60                                                                  (Investment Advisor)

Daniel J. Lindquist     Vice President               o  Indefinite Term        Managing Director (July 2012 to Present), Senior
120 E. Liberty Drive,                                                          Vice President (September 2005 to July 2012),
   Suite 400                                         o  Since Inception        First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 02/70

Kristi A. Maher         Chief Compliance Officer     o  Indefinite Term        Deputy General Counsel, First Trust Advisors L.P.
120 E. Liberty Drive,   and Assistant Secretary                                and First Trust Portfolios L.P.
   Suite 400                                         o  Since Inception
Wheaton, IL 60187
D.O.B.: 12/66

Roger F. Testin         Vice President               o  Indefinite Term        Senior Vice President, First Trust Advisors L.P.
120 E. Liberty Drive,                                                          and First Trust Portfolios L.P.
   Suite 400                                         o  Since Inception
Wheaton, IL 60187
D.O.B.: 06/66

Stan Ueland             Vice President               o  Indefinite Term        Senior Vice President (September 2012 to Present),
120 E. Liberty Drive,                                                          Vice President (August 2005 to September 2012),
   Suite 400                                         o  Since Inception        First Trust Advisors L.P. and First Trust Portfolios
Wheaton, IL 60187                                                              L.P.
D.O.B.: 11/70

-----------------------------
2 The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------

                      FIRST TRUST SENIOR LOAN FUND (FTSL)
                          OCTOBER 31, 2013 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining that relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We collect nonpublic personal information about you from the following sources:

      o Information we receive from you and your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies". For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required under law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives, proxy services, solicitors and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

PRIVACY ONLINE

We allow third-party companies, including AddThis, to collect certain anonymous information when you visit our website. These companies may use non-personally identifiable information during your visits to this and other websites in order to provide advertisements about goods and services likely to be of greater interest to you. These companies typically use a cookie, third party web beacon or pixel tags, to collect this information. To learn more about this behavioral advertising practice, you can visit www.networkadvertising.org.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, we restrict access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time, however, if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at 1-800-621-1675 (First Trust Portfolios) or 1-800-222-6822 (First Trust Advisors).

                      This page intentionally left blank.

FIRST TRUST

First Trust Exchange-Traded Fund IV

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187

ADMINISTRATOR, CUSTODIAN,
FUND ACCOUNTANT &
TRANSFER AGENT

The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

      (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

      (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

      (d) The registrant, during the period covered by this report, has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

      (e) Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's Board of Trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each of them is "independent," as defined by Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements from registrant's inception on June 20, 2012 through October 31, 2012 and for 2013 were $26,200 and $116,200

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item from registrant's inception on June 20, 2012 through October 31, 2012 and for 2013 were $0 and $0.

      Audit-Related Fees (Investment Adviser) -- The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item from registrant's inception on June 20, 2012 through October 31, 2012 and for 2013 were $7,000 and $0. The 2012 fees were for the organizational and offering fees of the registrant.

      (c) Tax Fees (Registrant) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant from registrant's inception on June 20, 2012 through October 31, 2012 and for 2013 were $0 and $5,000.

      Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor from registrant's inception on June 20, 2012 through October 31, 2012 and for 2013 were $0 and $0.

      (d) All Other Fees (Registrant) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item from registrant's inception on June 20, 2012 through October 31, 2012 and for 2013 were $0 and $0.

      All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item from registrant's inception on June 20, 2012 through October 31, 2012 and for 2013 were $0 and $0 ..

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser and distributor of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(C) or paragraph(C)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

           Registrant:                Adviser and Distributor:
           -----------                ------------------------
             (b) 0%                              (b) 0%
             (c) 0%                              (c) 0%
             (d) 0%                              (d) 0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant from registrant's inception on June 20, 2012 through October 31, 2012 were $0 for the registrant, $0 for the registrant's investment adviser and $6,250 for the registrant's distributor; and for 2013 were $5,000 for the registrant, $3,000 for the registrant's investment adviser and $60,600 for the registrant's distributor

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEMS 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the registrant is comprised of: Richard E. Erickson, Thomas R. Kadlec, Robert F. Keith and Niel B. Nielson.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)      Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the registrant's organizational meeting the registrant's Board of Trustees adopted a Nominating and Governance Committee Charter which includes procedures by which shareholders may recommend nominees to the registrant's board of trustees as described below:

      When a vacancy on the Board of Trustees of a First Trust Fund occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Fund. A shareholder may recommend a person for nomination as a candidate at any time. If a recommendation is received with satisfactorily completed information (as set forth below) regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Committee is accepting recommendations, at which point they may be considered for nomination.

      To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Fund shall mail such recommendation to W. Scott Jardine, Secretary, at the Fund's address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person or persons to be nominated; (B) the class or series and number of all shares of the Registrant owned of record or beneficially by each such person or persons, as reported to such shareholder by such nominee(s); (C) any other information regarding each such person required by paragraphs (a), (d),
      (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (or any successor provision thereto); (D) any other information regarding the person or persons to be nominated that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether such shareholder believes any nominee is or will be an "interested person" of the Registrant (as defined in the Investment Company Act of 1940) and, if not an "interested person," information regarding each nominee that will be sufficient for the Registrant to make such determination; and (ii) the written and signed consent of any person to be nominated to be named as a nominee and to serve as a trustee if elected. In addition, the trustees may require any proposed nominee to furnish such other information as they may reasonably require or deem necessary to determine the eligibility of such proposed nominee to serve as a trustee. The Committee will not consider new trustee candidates who are 72 years of age or older.

A copy of the Nominating and Governance Committee Charter is available on the Registrant's website at www.ftportfolios.com.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3 (c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15
         (b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)      (2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
         Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)      (3) Not Applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)          First Trust Exchange-Traded Fund IV
              ----------------------------------------------------

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 18, 2013
     -----------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ Mark R. Bradley
                                        ----------------------------------------
                                        Mark R. Bradley, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: December 18, 2013
     -----------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: December 18, 2013
     -----------------------

* Print the name and title of each signing officer under his or her signature.